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                     SECURITIES PURCHASE AND NOTE AGREEMENT

                          Dated as of November 30, 2007

                                  By and Among

                              AMEN PROPERTIES, INC.

                                       and

                               THE INVESTORS NAMED

                          ON THE SIGNATURE PAGES HERETO






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                     SECURITIES PURCHASE AND NOTE AGREEMENT

         This Securities Purchase and Note Agreement (the "Agreement") is made and entered into as of the 30th day of November, 2007 (the "Effective Date"), by and among Amen Properties, Inc., a Delaware corporation ("Amen"), and the Persons whose names appear on the Signature Pages hereto (the "Investors").

                                    RECITALS

         A. Amen has entered into a Purchase and Sale Agreement with Bank of New York Trust Company, N.A., solely in its capacity as trustee of Santa Fe Energy Trust ("SFF") dated November 30, 2007 and a Purchase and Sale Agreement with Devon Energy Production Company, L.P. dated November 30, 2007 (the "Acquisition Agreements"), whereby Amen has agreed to acquire, or cause one of its Subsidiaries to acquire, certain oil and gas interests (the "Acquisition Properties").

         B. In order to fund a portion of the purchase price to acquire the Acquisition Properties, the Investors have agreed to make loans to Amen and acquire Amen securities, under and pursuant to the terms and conditions of this Agreement.

                                   ARTICLE I
                                   DEFINITIONS

         Section 1.1 - Definitions. As used in this Agreement, the following terms have the meanings indicated:

         "Acquisition" means the transaction contemplated by the Acquisition Agreements.

         "Acquisition Agreements" has the meaning specified in the Recitals.

         "Acquisition Documents" means the Acquisition Agreements and all related agreements, documents and instruments.

         "Acquisition Properties" has the meaning specified in the Recitals.

         "Agreement" has the meaning ascribed to such term in the first paragraph hereof.

         "Certificate of Designation" means the Certificate of Designations of Series D Preferred Stock of Amen Properties, Inc. in substantially the form attached hereto as Exhibit "A".

         "Closing" has the meaning ascribed to such term in Section 2.2.

         "Closing Date" has the meaning ascribed to such term in Section 2.2.

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         "Commitment  Amount"  means the  aggregate  dollar  amount an  Investor commits to invest (by making a Loan and purchasing shares of Series D Preferred Stock) under the terms of this Agreement as set forth on each Investor's Signature Page.

         "Commitment Percentage" means each Investor's percentage of the total Commitment Amount of all Investors and is determined by dividing each Investor's Commitment Amount by the total Commitment Amounts of all Investors.

         "Common Stock" means the common stock, $0.01 par value per share, of Amen.

         "Contracts"  means  any  indenture,   mortgage,  deed  of  trust,  loan
agreement, note, lease, license, franchise agreement, permit, certificate, contract or other agreement or instrument to which Amen or any of its Subsidiaries is a party or to which their respective material properties or assets are subject.

         "Environmental Laws" means all (i) all federal statutes regulating or prescribing restrictions regarding the use of property or other activities affecting the environment (air, water, land, animal and plant life), including but not limited to the following: the Clean Air Act, Clean Water Act, Comprehensive Environmental Response, Compensation and Liability Act, Emergency Planning and Community Right-to-Know Act, Hazardous Materials Transportation Act, National Environmental Policy Act, Occupational Safety and Health Act, Oil Pollution Act of 1990, Resource Conservation and Recovery Act, Safe Drinking Water Act, and Toxic Substances Control Act; (ii) all regulations promulgated under such federal statutes, (iii) all local and state laws, rules and regulations regulating the use of or relating to or affecting the environment, and (iv) all common law rights, duties and obligations relating to the use of or matters affecting the environment.

         "Equity Securities" means the Series D Preferred Stock, the Warrants and the Warrant Shares.

         "Exchange Act" means the Securities Exchange Act of 1934, as amended.

         "Governmental Authority" means the United States, any foreign country, state, county, city or other political subdivision, agency or instrumentality thereof.

         "Inside Investors" means the Investors who are officers, directors, employees or consultants of Amen, which shall be specified on each such Investor's Signature Page.

         "Loan Funded Amount" means 38.70% of the Total Funded Amount.

         "Loans" means the loans made by the Investors to Amen pursuant to this Agreement.

         "Material Adverse Effect" means any event or condition which, individually or in the aggregate, would reasonably be expected to have a material adverse effect on the business, financial condition or results of operations of Amen and its Subsidiaries, taken as a whole.

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         "Notes" has the meaning set forth in Section 2.1.

         "Permits" means any licenses, permits, certificates, consents, orders, approvals and other authorizations from, and all declarations and filings with, all federal, state, local and other Governmental Authorities, all self-regulatory organizations and all courts and other tribunals presently required or necessary to own or lease, as the case may be, and to operate the properties of Amen and its Subsidiaries and to carry on the business of Amen and its Subsidiaries as now or proposed to be conducted as set forth in the SEC Filings.

         "Preferred Purchase Price" means $10.00 per share of Series D Preferred Stock.

         "Required Consent" means the approval of Investors with Commitment Amounts representing in excess of 50% of the total Commitment Amounts of all of the Investors.

         "SEC" means the Securities and Exchange Commission.

         "SEC Filings" means Amen's reports and other filings made with the SEC for a period of two (2) years prior to the date hereof and all exhibits thereto.

         "Securities" means the Notes, the Series D Preferred, the Warrants and the Warrant Shares.

         "Securities Act" means the Securities Act of 1933, as amended.

         "Series D Funded Amount" means 61.30% of the Total Funded Amount.

         "Series D Preferred Stock" means the Series D Preferred Stock of Amen, par value $0.001 per share, having the rights and preferences substantially as set forth in Exhibit "A".

         "Signature Page" means the counterpart signature page of this Agreement signed by each Investor.

         "Stockholder Approval" has the meaning set forth in Section 5.9.

         "Subsidiary" means, when used with reference to an entity, any corporation, a majority of the outstanding voting securities of which are owned directly or indirectly by such entity. Such term shall also refer to any other partnership, limited partnership, limited liability company, joint venture, trust, or other business entity in which such entity has a material interest.

         "Total Funded Amount" means the aggregate amount actually paid or loaned, as the case may be, by all of the Investors to Amen at Closing.

         "Transactions" means the transactions and obligations contemplated by this Agreement, including without limitation the issuance of the Securities.

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         "Warrant" or  "Warrants"  means the  Company's  Common  Stock  Purchase
Warrants, having terms substantially as set forth in Exhibit "B" attached hereto.

         "Warrant Certificate" means a certificate evidencing a Warrant in substantially the form attached hereto as Exhibit "B".

         "Warrant Shares" means the shares of Common Stock purchased or purchasable upon the exercise of the Warrants pursuant to the terms thereof.

         Section 1.2 - Other Definitions. Other terms defined in this Agreement have the meanings so given them.

         Section 1.3 - Construction. Whenever the context requires, the gender of all words used in this Agreement includes the masculine, feminine, and neuter. Except as specified otherwise, all references to Articles and Sections refer to articles and sections of this Agreement, and all references to exhibits and schedules are to Exhibits and Schedules attached to this Agreement, each of which is made a part of this Agreement for all purposes. The word "including" shall mean "including, without limitation" unless the context otherwise requires.

                                   ARTICLE II
                             INVESTMENT TRANSACTION

         Section 2.1 - Investments.

          (a) Subject to the terms and conditions of this Agreement, each Investor agrees to purchase from Amen, and Amen agrees to issue and sell to such Investor, shares of Series D Preferred Stock. The number of shares of Series D Preferred Stock to be acquired by each Investor will be equal to
     (i) the product of the Series D Funded Amount multiplied by such Investor's Commitment Percentage (rounded to the nearest whole dollar), divided by
     (ii) the Preferred Purchase Price.

          (b) Subject to the terms and conditions of this Agreement, each Investor agrees to loan to Amen, and Amen agrees to borrow from such Investor, an amount equal to such Investor's Commitment Percentage multiplied by the Loan Funded Amount (rounded to the nearest whole dollar). Each such Loan shall be evidenced by a promissory note in substantially the form attached hereto as Exhibit "C" (each, a "Note" and collectively, the "Notes"). The original principal amount of each Investor's Loan will be set forth on that Investor's Note upon funding of the Loan.

          (c) At Closing, Amen shall issue Warrants to the Investors for a total of 450,000 Warrant Shares divided among the Investors based upon each Investor's Commitment Percentage.

         Section 2.2 - The Closing. Subject to the terms and conditions of this Agreement, the closing of the Transactions contemplated hereby (the "Closing") will be held at the offices of Amen, 303 W. Wall, Suite 2300, Midland, Texas, contemporaneously with the closing of the Acquisition, or such other place or

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time as may be agreed by the  parties.  The date on which the Closing  occurs is referred to herein as the "Closing Date." At the Closing, Amen will deliver to each Investor (i) a stock certificate representing the shares of Series D Preferred Stock purchased by such Investor, (ii) a Note representing the Loan made by such Investor, and (iii) a Warrant Certificate for the Warrant to be issued to such Investor pursuant to Section 2.1, in each case in the name of such Investor, or in the name of such nominee or designee as the Investor may request in writing at least five (5) days prior to Closing, upon receipt by Amen of the Loan proceeds and stock purchase price from each such Investor by wire transfer of immediately available funds to an account designated by Amen, or by such other method as is mutually agreed to by such Investor and Amen. Such Loan and stock purchase proceeds shall be funded to Amen at such time and by such method as will permit Amen to use such proceeds to fund a portion of the purchase price in the Acquisition.

                                  ARTICLE III
                     REPRESENTATIONS AND WARRANTIES OF AMEN

         Amen represents and warrants to the Investors as of the date hereof as follows:

         Section 3.1 - Organization. Each of Amen and its Subsidiaries (i) is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization, (ii) has full power and authority to own, operate and occupy its properties and to conduct its business as presently conducted, and (iii) is registered or qualified to do business and in good standing in each jurisdiction in which it owns or leases property or transacts business, except where the failure to be so qualified would reasonably be expected to have a Material Adverse Effect, and no proceeding has been instituted in any such jurisdiction revoking, limiting or curtailing, or seeking to revoke, limit or curtail, such power and authority or qualification. Schedule
3.1 contains a list of Amen's Subsidiaries, including the jurisdiction of organization of, and direct and indirect ownership of Amen in, each Subsidiary (and whether such ownership is subject to a lien, security interest or other encumbrance).

         Section 3.2 - Due Authorization. Amen has all requisite power and authority to execute, deliver and perform its obligations under this Agreement, and this Agreement has been duly authorized and validly executed and delivered by Amen and constitutes a legal, valid and binding agreement of Amen enforceable against Amen in accordance with its terms, except as rights to indemnity and contribution may be limited by state or federal securities laws or the public policy underlying such laws, and except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' and contracting parties' rights generally and general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law). Approval of this Agreement and the Transactions by the Board of Directors of Amen constitutes approval by the Board of Directors of Amen of the Investors becoming Interested Stockholders of Amen, with respect to the Investors acquisition of the Equity Securities as provided herein, prior to the time the Investors become Interested Stockholders within the meaning of Section 203 of the Delaware General Corporation Law.

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         Section 3.3 -  Non-Contravention.  The  execution  and delivery of this
Agreement, the issuance and sale of the Securities and the consummation of the Transactions will not (a) conflict with or constitute a violation of, or default (with the passage of time or otherwise) under (i) any material Contracts, (ii) the charter, by-laws or other organizational documents of Amen or any of its Subsidiaries, or (iii) to its knowledge, any law, administrative regulation, ordinance or order of any court or governmental agency, arbitration panel or authority binding upon Amen or any of its Subsidiaries or their respective properties, except as to (i), (ii) and (iii) above those conflicts, violations or defaults that would not reasonably be expected to have a Material Adverse Effect, or (b) result in the creation or imposition of any material lien, encumbrance, claim, security interest or restriction whatsoever upon any of the material properties or assets of Amen or any of its Subsidiaries or an acceleration of indebtedness pursuant to any material obligation, agreement or condition contained in any material bond, debenture, note or any other evidence of material indebtedness or any material indenture, mortgage, deed of trust or any other material agreement or instrument to which Amen or any of its Subsidiaries is a party or by which any of them is bound or to which any of the material property or assets of Amen or any of its Subsidiaries is subject. No
consent,   approval,   authorization   or  other  order  of,  or   registration,
qualification  or filing with,  any  Governmental  Authority is required for the
execution  and  delivery  of  this  Agreement  and  the   consummation   of  the
Transactions; except for those that have been made or obtained, for any securities filings required to be made under federal or state securities laws, and where any failure to make or obtain any of the foregoing would not reasonably be expected to have a Material Adverse Effect.

         Section 3.4 - Capitalization. The capitalization of Amen as of September 30, 2007 is as set forth in the SEC Filings. Amen has not issued any capital stock since that date, except for shares of Common Stock issued as compensation pursuant to employment agreements described in the SEC Filings. The Equity Securities have been duly authorized, and if and when issued and paid for in accordance with the terms of this Agreement, will be duly and validly issued, fully paid and non-assessable. The outstanding shares of capital stock of Amen have been duly and validly issued and are fully paid and non-assessable, have been issued in compliance with all federal and state securities laws, and were not issued in violation of any preemptive rights or similar rights to subscribe for or purchase securities. Except as disclosed in the SEC Filings (including without limitation under employee benefit plans and employment agreements referred to in such SEC Filings), there are no outstanding rights (including without limitation, preemptive rights), warrants or options to acquire, or instruments convertible into or exchangeable for, any unissued shares of capital stock or other equity interest in Amen, or any contracts, commitments, agreements, understandings or arrangements of any kind to which Amen is a party relating thereto. Without limiting the foregoing, no preemptive rights, co-sale rights, rights of first refusal or other similar rights exist with respect to the issuance of the Equity Securities. Amen owns the equity interest in each of its Subsidiaries specified in Schedule 3.1, free and clear of any pledge, lien, security interest, encumbrance or claim, other than as described in Schedule
3.1. There are no stockholders agreements, voting agreements or other similar agreements with respect to the Common Stock to which Amen is a party, except as disclosed in the SEC Filings and except for voting agreements related to the Stockholder Approval.

         Section 3.5 - Legal Proceedings. There is no material legal or governmental proceedings pending to which Amen or any of its Subsidiaries is a party or of which the business or property of Amen or any of its Subsidiaries is subject.

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         Section 3.6 - No Violations.  Neither Amen nor any of its  Subsidiaries
is (a) in violation of its charter, bylaws or other organizational documents, or
(b) to its knowledge, (i) in violation of any law, administrative regulation, ordinance or order of any court or Governmental Authority, arbitration panel or authority applicable to Amen or any of its Subsidiaries, which violation, individually or in the aggregate, would be reasonably likely to have a Material Adverse Effect, or (ii) in default (and there exists no condition which, with the passage of time or otherwise, would constitute a default) in the performance of any material Contracts, which would be reasonably likely to have a Material Adverse Effect.

         Section 3.7 - Permits. Each of Amen and its Subsidiaries has all necessary Permits that are currently necessary for the operation of the business of Amen and its Subsidiaries as currently conducted and as described in the SEC Filings, except where the failure to currently possess such Permits would not reasonably be expected to have a Material Adverse Effect.

         Section 3.8 - Financial Statements. The financial statements of Amen and the related notes contained in the SEC Filings present fairly, in accordance with generally accepted accounting principles, the consolidated financial position of Amen and its Subsidiaries as of the dates indicated. Such financial statements (including the related notes) have been prepared in accordance with generally accepted accounting principles applied on a consistent basis throughout the periods therein specified.

         Section 3.9 - No Material Adverse Change. Except as disclosed in the SEC Filings or as provided in this Agreement, since September 30, 2007, there has not been (i) any change in the business, financial condition or operation of Amen which would reasonably be expected to have a Material Adverse Effect, (ii) any obligation, direct or contingent, that is material to Amen and its Subsidiaries considered as one enterprise, incurred by Amen or its Subsidiaries, except obligations incurred in the ordinary course of business or related to the Acquisition, (iii) any dividend or distribution of any kind declared, paid or made on the capital stock of Amen, or (iv) any loss or damage (whether or not insured) to the physical property of Amen or any of its Subsidiaries which would reasonably be expected to have a Material Adverse Effect.

         Section 3.10 - Disclosure. The information contained in the SEC Filings as of the date of such information did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

         Section 3.11 - Compliance.  The Common Stock is registered  pursuant to
Section 12(b) of the Exchange Act and is listed on the Nasdaq Capital Market of the Nasdaq Stock Market (the "Nasdaq Stock Market"), and Amen has taken no action designed to, or likely to have the effect of, terminating the registration of the Common Stock under the Exchange Act or de-listing the Common Stock from the Nasdaq Stock Market, nor has Amen received any notification within the twelve (12) months preceding the date of this Agreement that the SEC or the National Association of Securities Dealers, Inc. ("NASD") is contemplating terminating such registration or listing.

         Section 3.12 - Reporting Status. Amen has filed in a timely manner all documents that Amen was required to file under the Exchange Act during the

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twelve  (12)  months  preceding  the  date of  this  Agreement.  Copies  of such documents have been made available to each of the Investors.

         Section 3.13 - Properties and Contracts. Each of Amen and its Subsidiaries has good and defensible title to all property included in the financial statements included in its SEC Filings, free and clear of all liens, charges, encumbrances or restrictions, except (i) liens granted to a lender by Amen or a Subsidiary of Amen as described in the SEC Filings, (ii) statutory liens in favor of taxing authorities or others, and (iii) to the extent the failure to have such title or the existence of such liens, charges, encumbrances or restrictions would not reasonably be expected to have a Material Adverse Effect. All material Contracts are valid, binding and enforceable against Amen or its Subsidiaries, as applicable, and, to the knowledge of Amen, are valid, binding and enforceable against the other party or parties thereto and are in full force and effect with only such exceptions as would not reasonably be expected to have a Material Adverse Effect. Amen and its Subsidiaries, and to their best knowledge, the other parties thereto, are not in default under any of the material Contracts, which default would reasonably be expected to have a Material Adverse Effect.

         Section 3.14 - Environmental Matters. Except as would not reasonably be expected to have a Material Adverse Effect and except as disclosed in the SEC Filings, (i) each of Amen and its Subsidiaries is in compliance with and not subject to liability under applicable Environmental Laws, (ii) each of Amen and its Subsidiaries has made all filings and provided all notices required under any applicable Environmental Law, and has in full force and effect and is in compliance with all Permits required under any applicable Environmental Laws,
(iii) there is no civil, criminal or administrative action, suit, demand, hearing, notice of violation, proceeding, notice or demand letter or request for information pending or, to the knowledge of Amen, threatened against Amen or its Subsidiaries under any Environmental Law, (iv) no lien, charge, encumbrance or restriction has been recorded under any Environmental Law with respect to any assets, facility or property owned, operated, leased or controlled by Amen or its Subsidiaries, and (v) neither Amen nor its Subsidiaries has received notice that it has been identified as a potentially responsible party under any Environmental Law.

         Section 3.15 - Insurance. Each of Amen and its Subsidiaries carries insurance in such amounts and covering such risks in such amounts as is customary for persons of a similar size in the businesses in which they are engaged.

                                   ARTICLE IV
                 REPRESENTATIONS AND WARRANTIES OF THE INVESTORS

         Each Investor hereby represents and warrants to Amen as follows:

         Section 4.1 - Authority. The Investor has all requisite capacity, and if an entity requisite corporate, partnership or other organizational power and authority, to execute and deliver this Agreement and to consummate the Transactions to be performed by the Investor. If the Investor is an entity, the execution and delivery of this Agreement and the consummation of the Transactions to be performed by the Investor have been duly and validly authorized by all necessary action on the part of the board of directors, managers, general partner or similar body of the Investor, as the case may be,

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and no other  corporate or similar  proceedings  are  necessary to authorize the execution and delivery of this Agreement by the Investor or to consummate the Transactions to be performed by the Investor. This Agreement has been duly and validly executed and delivered by the Investor and, assuming this Agreement constitutes valid and binding obligations of Amen, this Agreement constitutes a valid and binding agreement of the Investor, enforceable against him in accordance with its terms, except that the enforcement thereof may be subject to
(i) bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally, and (ii) general principles of equity and the discretion of the court before which any proceeding therefor may be brought (regardless of whether such enforcement is considered in a proceeding in equity or at law).

         Section 4.2 - Consents and Approval; No Violation. Neither the execution and delivery of this Agreement by the Investor, the consummation of the Transactions to be performed by the Investor, nor compliance by the Investor, with any of the provisions hereof will (i) if the Investor is an entity, conflict with or result in any breach of any provisions of the Investor's organizational documents, (ii) require any material consent, approval, authorization or permit of, or filing with or notification to, any Governmental Authority, except for consents, approvals, authorizations, permits, filings or notifications which have been obtained or made, (iii) result in a default (with or without due notice or lapse of time or both) or give rise to any right of termination, cancellation or acceleration under any of the terms, conditions or provisions of any material indentures, loan or credit agreements, receivables sale or financing agreements, lease financing agreements, capital leases, mortgages, security agreements, bonds and notes and guaranties of any such obligations to which the Investor is a party or by which the Investor may be bound, except for such defaults (or rights of termination, cancellation or acceleration) as to which requisite waivers or consents have been obtained, or
(iv) violate any material order, writ, injunction, decree, statute, rule or regulation applicable to the Investor.

         Section 4.3 - Securities Laws. The Investor (on his behalf and on behalf of any nominee or designee of the Investor who receives any of the Securities) hereby represents and warrants to and covenants with Amen that:

          (a) Investor has adequate means of providing for his current needs and possible contingencies, and has no need now, and anticipates no need in the foreseeable future, to sell the Securities. Investor is able to bear the economic risks of this investment, and consequently, without limiting the generality of the foregoing, Investor is able to hold the Securities for an indefinite period of time and has sufficient net worth to sustain a loss of the entire investment in the Securities in the event such loss should occur.

          (b) Investor recognizes that its investment in the Securities involves a high degree of risk which may result in the loss of the total amount of the investment. Investor acknowledges that he is aware of and has carefully considered all risks incident to the purchase of the Securities, including without limitation those set forth in the SEC filings and those discussed in Schedule 4.3(b).

          (c) Investor is acquiring the Securities for his own account (as principal) for investment and not with a view to the distribution or resale thereof. Investor has not offered or sold any portion of the Securities and has no present intention of dividing the Securities with others or of reselling or otherwise disposing of any portion of the Securities.

          (d) INVESTOR IS AWARE THAT HE MUST BEAR THE ECONOMIC RISK OF HIS INVESTMENT IN THE SECURITIES FOR AN INDEFINITE PERIOD OF TIME BECAUSE THE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OR UNDER THE SECURITIES LAWS OF ANY STATE, AND THEREFORE CANNOT BE SOLD UNLESS THEY ARE SUBSEQUENTLY REGISTERED UNDER THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS OR UNLESS AN EXEMPTION OR EXCEPTION FROM SUCH REGISTRATION IS AVAILABLE AND, FURTHER, THAT ONLY AMEN CAN TAKE ACTION TO REGISTER THE SECURITIES, AND AMEN IS UNDER NO OBLIGATION TO DO SO. INVESTOR ALSO RECOGNIZES THAT NO FEDERAL OR STATE AGENCY HAS PASSED UPON THE SECURITIES OR MADE ANY FINDING OR DETERMINATION AS TO THE FAIRNESS OF AN INVESTMENT IN THE SECURITIES.

          (e) Investor has reviewed, understands and agrees to the terms of the Series D Preferred Stock and Warrants as set forth in the Certificate of Designations and form of Warrant Certificate, respectively.

          (f) Investor (i) acknowledges receipt of sufficient information from Amen concerning the business of Amen and its Subsidiaries in order for Investor to make a fully informed investment decision, (ii) has had the opportunity to review and obtain copies of any information which Amen possesses and is desired by Investor relating to the Securities and Amen and its Subsidiaries (including without limitation copies of the SEC Filings), and (iii) has been given the opportunity to meet with officials of Amen and to have said officials answer any questions regarding the terms and conditions of this particular investment, and all such questions have been answered to Investor's full satisfaction. While Amen has attempted to provide information that is as accurate as possible, Investor acknowledges and agrees that Amen and its representatives cannot and do not make any assurances, representations or warranties with respect to any such information, except for the representations expressly set forth herein concerning information included in the SEC Filings. All information described in this Section 4.3(f), including without limitation the information included in the SEC Filings, is qualified in all respects by the Risk Factors discussed in Schedule 4.3(b). The Investor has sufficient knowledge and experience in financial and business matters to enable him to evaluate the merits and risks of an investment in the Securities. In addition, in reaching the conclusion that he desires to acquire the Securities, Investor has carefully evaluated his financial resources and investments, has consulted with such legal, accounting and other experts as necessary or appropriate, and acknowledges and represents that Investor is able to bear the economic risks of this investment. Investor acknowledges and understands that none of the information provided or made available by or on behalf of Amen constitutes any legal, tax or investment advice.

          (g) Investor is an "accredited investor" as such term is defined in Rule 501 under the Securities Act. Investor will provide to Amen such information as may be reasonably requested by Amen to enable it to satisfy itself as to such status and the knowledge and experience of Investor and his ability to bear the economic risk of an investment in the Shares. If specified on an Investor's Signature Page, such Investor is a current stockholder of Amen.

          (h) All representations and warranties made by Investor in this Agreement and all other oral or written information provided by Investor to Amen is and are true, correct and complete in all material respects, and, if there should be any material change in such information prior to the acceptance of this Agreement, Investor will immediately furnish such revised or corrected information to Amen.

          (i) The address and social security number or federal tax identification number set forth on the Investor's Signature Page are his true and correct state (or other jurisdiction) of residence and social security number or federal tax identification number. Investor has no present intention of becoming a resident of any other state or jurisdiction. Investor is not subject to backup withholding and will provide such forms and documents as may be required by Amen to evidence his exemption from backup or other withholding taxes and hereby consents to withholding of any applicable taxes from his distributions from Amen.

          (j) Investor acknowledges and understands that certain of the information that he has received regarding Amen and its Subsidiaries may be material, non-public information, and that Investor will not be able to trade in the Common Stock while in possession of such information until that information has been properly disseminated to the public or becomes immaterial to Amen and its Subsidiaries.

          (k) Investor acknowledges and agrees that if Investor is more than one person, the obligations of the Investor are and shall be joint and several, and the representations and warranties herein contained are and shall be deemed to be made by and be binding upon each such person and his heirs, executors, administrators, successors or assigns; that if the Investor is acquiring the Securities in a fiduciary capacity, the representations, warranties and agreements contained herein shall be deemed to have been made on behalf of the person or persons for whom the Investor is so purchasing; and that the representations and warranties of the Investor as set forth herein shall continue in effect following the consummation of the Transactions pursuant to this Agreement. In the event that execution hereof by Investor is performed by any person as agent for or other representative of the Investor, such person represents that he is duly authorized and empowered to sign and deliver this document on behalf of the Investor in the capacity stated and that the Investor will be bound by this Agreement.

          (l) Investor acknowledges that he understands the meaning and legal consequences of the representations, warranties and covenants set forth in this Section 4.3 and that Amen has relied and will rely upon such representations, warranties, covenants and certifications, AND INVESTOR HEREBY AGREES TO INDEMNIFY, DEFEND AND HOLD HARMLESS AMEN, ITS SUBSIDIARIES

     AND THEIR RESPECTIVE OFFICERS, DIRECTORS, CONTROLLING PERSONS, PARTNERS, AGENTS AND EMPLOYEES, FROM AND AGAINST ANY AND ALL LOSS, DAMAGE OR LIABILITY, JOINT OR SEVERAL, AND ANY ACTION IN RESPECT THEREOF, TO WHICH ANY SUCH PERSON MAY BECOME SUBJECT DUE TO OR ARISING OUT OF A BREACH OF ANY OF INVESTOR'S REPRESENTATIONS, WARRANTIES OR COVENANTS.


                                   ARTICLE V
                              ADDITIONAL AGREEMENTS

         Section 5.1 - Use of Proceeds. The cash proceeds to Amen from the loan represented by the Notes shall be used by Amen on the Closing Date to acquire the Acquisition Properties and for general corporate purposes.

         Section 5.2 - Access to Information.

          (a) Between the date hereof and the Closing Date, Amen will afford to the Investors and their authorized representatives full access during normal business hours to the facilities and properties and to the books and records of Amen and its Subsidiaries, will permit the Investors and their authorized representatives to make such reasonable inspections as they may require and will cause its officers and those of its Subsidiaries to furnish the Investors and their authorized representatives with such financial and operating data and other information with respect to the business, assets and properties of Amen and its Subsidiaries, as applicable, as the Investors and their authorized representatives may from time to time request.

          (b) Investors shall hold strictly confidential all information they obtain with respect to Amen or its Subsidiaries and will not use any such information for any purpose other than related to the Transactions; provided, that Investors shall not be obligated to hold confidential information which (i) was or becomes generally available to the public other than as a result of a disclosure by any Investor or its representatives, (ii) was or becomes available to the Investors on a non-confidential basis from a source other than Amen or its representatives, so long as such source is not bound by a confidentiality agreement with Amen or otherwise prohibited from transmitting the information to the Investors, or (iii) is required to be disclosed in order to comply with any applicable law, order, regulation or ruling; provided further, that each Investor shall notify Amen prior to any disclosure under
     (iii) above and provide Amen the opportunity to dispute or contest such disclosure before any disclosure is made.

         Section 5.3 - Reservation of Common Stock. Amen has and will reserve and keep reserved for issuance, out of the authorized and unissued shares of the Common Stock, a number of Warrant Shares sufficient to provide for issuance upon the exercise of the outstanding Warrants and shall keep such shares free of any legal or contractual preemptive rights. Amen will take all steps necessary to keep the Warrant Shares duly authorized for issuance by all requisite corporate and other action, and to assure that such Warrant Shares when issued upon exercise of the Warrants will be validly issued, fully paid and non-assessable.

         Section 5.4 - Listing of Common Stock. Amen shall use its commercially reasonable efforts to comply with all requirements of the NASD with respect to the potential future issuance of the Warrant Shares and the listing thereon on the Nasdaq Stock Market.

         Section 5.5 - Future Sales of Common Stock. Each Investor agrees that if Amen engages in an underwritten public offering for the sale by Amen of shares of Common Stock during the one-year period following the Closing Date and thereafter so long as the Investor owns more than one percent (1%) of the total number of shares of Common Stock then outstanding (for this purpose, calculated as if the Warrant Shares were outstanding), the Investor will, if so requested by the managing underwriter for such offering, execute and deliver to such managing underwriter a "lock-up" letter in a form acceptable to such managing underwriter. The obligations of and restrictions on the Investor under such "lock-up" letter shall be in effect for a maximum of 180 days as specified by the managing underwriter.

         Section 5.6 - Further Assurances. Subject to the terms and conditions herein provided, Amen and each Investor agree to use their commercially reasonable efforts to take, or cause to be taken, all actions, and to do, or cause to be done, all things necessary, proper or advisable under applicable laws and regulations to consummate and make effective the Transactions.

         Section 5.7 - Public Announcements. The Investors shall not issue any press release or otherwise make any public statements with respect to the existence of this Agreement or the Transactions, and Amen shall issue such press releases or make such public statements as may be required by applicable law or the rules of the Nasdaq Stock Market.

         Section 5.8 - Restrictive Legends. Each certificate evidencing the Securities shall bear a legend in substantially the following form:

                  "THE SECURITIES EVIDENCED BY THIS CERTIFICATE ARE SUBJECT TO A SECURITIES PURCHASE AND NOTE AGREEMENT DATED AS OF
                  ____________, 2007, COPIES OF WHICH ARE ON FILE AT THE PRINCIPAL OFFICE OF AMEN AND WILL BE FURNISHED TO THE HOLDER ON REQUEST TO THE SECRETARY OF AMEN. SUCH AGREEMENT PROVIDES, AMONG OTHER THINGS, FOR CERTAIN RESTRICTIONS ON SALE, TRANSFER, OR OTHER DISPOSITION OF THE SECURITIES EVIDENCED BY THIS CERTIFICATE."

         In addition, unless counsel to Amen shall have advised Amen that such legend is no longer needed, each certificate evidencing the Securities shall bear a legend in substantially the following form:

                  "THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED PURSUANT TO THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAW, AND SUCH SECURITIES MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF UNLESS THE SAME ARE

                  REGISTERED AND QUALIFIED IN ACCORDANCE WITH APPLICABLE STATE AND FEDERAL SECURITIES LAWS, OR IN THE OPINION OF COUNSEL REASONABLY SATISFACTORY TO AMEN SUCH REGISTRATION AND QUALIFICATION ARE NOT REQUIRED."

         Section 5.9 - Stockholder Approval.

          (a) The parties hereto acknowledge and agree that pursuant to rules of the Nasdaq Stock Market, the exercise rights of the Investors under the Warrants are subject to a cap on the number of shares of Common Stock issuable upon such exercise equal to five percent (5%) of the number of shares of Common Stock outstanding on the Closing Date (the "Common Stock Cap") unless and until the issuance and sale of the Warrants (including the exercise price thereof) and Warrant Shares is approved by the stockholders of Amen under such rules of the Nasdaq Stock Market. The Investors acknowledge and agree (i) to the limitations imposed by the Common Stock Cap as more fully set forth in the Warrant Certificate, (ii) that without Stockholder Approval they will not be able to acquire all of the Warrant Shares, which will adversely effect the value of the Securities they are acquiring hereunder, and (iii) that the Notes are not convertible into any other securities of Amen and do not give the Investors any voting or similar rights.

          (b) In addition to the stockholder approval required under Section 5.9(a), the parties further acknowledge and agree that the rules of the Nasdaq Stock Market require the approval of the stockholders of Amen with respect to the issuance of shares of Common Stock to any Inside Investors upon the exercise of any of the Warrants. Accordingly, each of the Inside Investors hereby agrees not to convert or exercise any of the Warrants acquired by such Inside Investor unless and until such issuance is approved by the stockholders of Amen in accordance with the rules of the Nasdaq Stock Market. The Inside Investors acknowledge and agree that if such stockholder approval is not obtained, they will not be entitled to acquire any of the Warrant Shares which will adversely effect the value of the Securities they are acquiring hereunder.

          (c) The approval of the stockholders of the Company  described in this
     Section 5.9 shall be referred to herein as the "Stockholder Approval".

          (d) Amen agrees to solicit the Stockholder Approval in connection with its next stockholders meeting, but is under no obligation to hold a special meeting regarding such approval. Each of the Investors hereby agrees to vote any and all securities of the Company owned by such Investor and entitled to vote on the issue in favor of the Stockholder Approval.

         Section 5.10 - Negative Covenants. Until full payment and performance of all obligations of Amen under this Agreement and the Notes, Amen will not and will not permit its Subsidiaries to, without a Required Consent:

          (a) sell, lease, assign or otherwise dispose of or transfer any of the Acquisition Properties, except in the normal course of its business and except for sales or dispositions which in the aggregate do not exceed $5,000,000 during any calendar year; or

          (b) grant, suffer or permit any contractual or noncontractual lien on or security interest in the Acquisition Properties or fail to promptly pay when due all lawful claims, whether for labor, materials or otherwise.

                                   ARTICLE VI
                              INVESTORS' CONDITIONS

         The obligations of the Investors to effect the Closing are subject to the satisfaction of the following conditions, any one or more of which may be waived by the Investors.

         Section 6.1 - Representations and Covenants. The representations and warranties contained in Article III hereof shall be true and correct in all material respects on and as of the Closing Date as if made, and shall be deemed to have been remade, on and as of the Closing Date (except to the extent made as of a specified date). Amen shall have complied with all of its obligations contained herein the performance of which is required on or prior to the Closing Date.

         Section 6.2 - Required Consents and Approvals. All filings, consents, approvals and waivers necessary to the consummation of the loan transaction shall have been obtained.

         Section 6.3 - Closing of Acquisition. The Acquisition shall be consummated and closed contemporaneous with the Closing.

         Section 6.4 - Certificate of Designation. The Certificate of Designation in the form of Exhibit "A" shall have been duly adopted by all requisite corporate action and filed with the Secretary of State of the State of Delaware on or before the Closing Date, and shall not have been amended or modified.

                                  ARTICLE VII
                                AMEN'S CONDITIONS

         The obligations of Amen to effect the Closing are subject to the satisfaction of the following conditions any one or more of which may be waived by Amen:

         Section 7.1 - Representations and Covenants. The representations and warranties contained in Article IV hereof as to each Investor shall be true and correct in all material respects on and as of the Closing Date as if made, and shall be deemed to be remade, on and as of the Closing Date. Each Investor shall have complied with all of his obligations contained herein performance of which is required on or prior to the Closing Date.

         Section 7.2 - Required Consents and Approvals. All consents, approvals and waivers necessary to the consummation of the loan transaction shall have been obtained.

         Section 7.3 - Closing of Acquisition. The Acquisition shall be consummated and closed contemporaneous with the Closing.

         Section 7.4 - Additional Documents. Amen shall have received such other certificates, instruments and documents from each Investor (and any of its nominees or designees which acquire Securities hereunder) as it may reasonably request pursuant to this Agreement.

                                  ARTICLE VIII
                            TERMINATION AND SURVIVAL

         Section 8.1 - Termination. The Transactions contemplated hereby may be abandoned at any time prior to the Closing, as follows:

          (a) by the mutual written consent of Amen and a Required Consent;

          (b) by Amen, on one hand, or the Investors (by Required Consent), on the other hand collectively as one party, if there shall have been a material breach by the other party of any of the covenants contained herein or if any representation or warranty made by any other party is untrue in any material respect, in either case in a manner not capable of being cured on or before the Closing Date; or

          (c) by either Amen or a Required Consent, if Closing has not occurred by January 31, 2008.

         Section 8.2 - Survival; Failure to Close. If this Agreement is terminated without Closing, all representations, warranties, indemnities, and covenants contained herein or made in writing by any party in connection herewith will automatically terminate and be of no further force or effect, except this Section 8.2 and Sections 4.3, 5.2(b) and 9.5 which shall survive any such termination.

                                   ARTICLE IX
                                  MISCELLANEOUS

         Section 9.1 - Entire Agreement. This Agreement constitutes the entire agreement among the parties with respect to the subject matter hereof and supersedes all prior agreements and understandings, both written and oral, between the parties with respect to the subject matter hereof.

         Section 9.2 - Notices. All notices, requests, claims, demands and other communications hereunder shall be in writing and shall be deemed to have been duly given when delivered in person, by facsimile, with confirmation of receipt, or by registered or certified mail (postage prepaid, return receipt requested) to the respective parties as follows (or to such other address as a party may designate in a notice to the other party given pursuant to this Section 9.2):

                  If to Amen:

                  Amen Properties, Inc.
                  303 W. Wall, Suite 2300
                  Midland, Texas 79701
                  Telephone:  (432) 684-3821
                  Facsimile:  (432) 685-3143
                  Attn:  Mr. Jon M. Morgan, President

                  If to the Investors:

                  To each Investor at the address or fax number specified for such Investor on his Signature Page.

         Section 9.3 - GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS IN THE STATE OF TEXAS, WITHOUT REFERENCE TO CONFLICTS OF LAWS PRINCIPLES, EXCEPT TO THE EXTENT GOVERNED BY THE DELAWARE GENERAL CORPORATION LAW AS IT APPLIES TO AMEN AND THE SECURITIES.

         Section 9.4 - Severability. Whenever possible, each provision of this Agreement will be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be prohibited by or invalid under applicable law, such provision will be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this Agreement unless the consummation of the Transactions contemplated hereby is materially and adversely affected thereby.

         Section 9.5 - Expenses. Except as otherwise provided herein, each party shall bear and pay all costs and expenses incurred by him or it or on his or its behalf in connection with transactions contemplated hereby, including fees and expenses of his or its representatives.

         Section 9.6 - Descriptive Headings. The descriptive headings of this Agreement are inserted for convenience of reference only and do not constitute a part of and shall not be utilized in interpreting this Agreement.

         Section 9.7 - Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same agreement. Faxed signatures of this Agreement shall be deemed and shall constitute binding signatures for all purposes.

         Section 9.8 - Assignment. Except as provided in this Section 9.8, none of the Investors or Amen may assign his or its rights or obligations hereunder; provided, however, an Investor may assign his rights to acquire the Securities to a nominee or designee, provided such assignment shall be completed and notice thereof given to Amen at least five (5) days prior to Closing, but such assignment shall not relieve such Investor of his obligations hereunder, and any such nominee or designee shall be deemed to have made all of the representations, warranties and covenants of such Investor herein and shall agree in writing to be bound by this Agreement.

         Section 9.9 - Amendments; Waivers. No amendment or waiver of any provision of this Agreement, nor consent to any departure by Amen or any Investor therefrom, shall in any event be effective unless the same shall be in writing and signed by Investors representing a Required Consent and Amen in the case of amendments, and the affected Investor(s) or Amen, as the case may be, in the case of waivers.

         Section 9.10 - Actions by Investors. Any action or decision to be taken or made by Investors in this Agreement shall be taken or made upon the approval of a Required Consent, and upon such approval such action or decision shall be binding upon all of the Investors.

         Section 9.11 - Qualified Commercial Loan. Amen acknowledges, confirms and agrees that (i) the Loans contemplated by this Agreement constitute "qualified commercial loans" under Section 306.001, et. seq. of the Texas Finance Code, (ii) Amen shall execute such documents and take such other action as the Investors may reasonably request for the Loans to constitute such "qualified commercial loan", and (iii) the Investors have advised Amen to, and Amen has had the opportunity to, seek the advice of an attorney and an accountant in connection with the transaction contemplated by this Agreement.

                                                             Amen Signature Page

         IN WITNESS WHEREOF, the parties have caused this agreement to be executed and delivered on December ___, 2007, but effective for all purposes as of the Effective Date.

                             AMEN PROPERTIES, INC.

                             By:
                                ------------------------------------------------
                                      Jon M. Morgan, Chief Executive Officer


                             Signature Pages of Investors Follow

                                                         Investor Signature Page



Commitment Amount:         $
                            ----------------

Commitment Percentage:              %
                           ---------

_____  Check here if Investor is a stockholder of Amen on the date hereof.

_____  Check here if Investor is an Inside Investor


         IN WITNESS WHEREOF, the Investor has executed this Note Agreement on December ___, 2007, but effective for all purposes as of the Effective Date.

                                             Signature of Investor:

                                             By:
                                                --------------------------------
                                             Name:
                                                  ------------------------------

Investor's Social Security
or Tax Identification Number:
                             ------------
Investor's Address:


--------------------------------   ---------------   -----------  -----------
(Number and Street)                     (City)         (State)     (Zip Code)

---------------------
Investor's Fax Number

                                                                    Schedule 3.1




                                  Schedule 3.1
                                  ------------
                                       to
                     Securities Purchase and Note Agreement
                          dated as of November 30, 2007
                                  by and among
                              Amen Properties, Inc.
                         and the Investors named therein

                              Subsidiaries of Amen
                              --------------------

         NEMA Properties, LLC ("NEMA") is a wholly-owned subsidiary of Amen Properties, Inc. NEMA is organized under the laws of the State of Nevada.

         Amen Minerals, L.P. is owned 99% by NEMA as the sole limited partner and 1% by Amen Properties, Inc., as the sole general partner, and is organized under the laws of the State of Delaware.

         Amen Delaware, L.P. is owned 99% by NEMA as the sole limited partner and 1% by Amen Properties, Inc., as the sole general partner, and is organized under the laws of the State of Delaware.

         W Power and Light, LP is owned 99% by NEMA as the sole limited partner and 1% by Amen Properties, Inc., as the sole general partner, and is organized under the laws of the State of Delaware.

         Priority Power Management, Ltd. is owned 99% by NEMA as the sole limited partner and 1% by Amen Properties, Inc. as the sole general partner, and is organized under the laws of the State of Texas.

         SFF Royalty, LLC is owned 33.33% by Amen Properties, Inc., and is organized under the laws of the State of Delaware.

                                                                 Schedule 4.3(b)


                                 Schedule 4.3(b)
                                 ---------------
                                       to
                     Securities Purchase and Note Agreement
                          dated as of November 30, 2007
                                  by and among
                              Amen Properties, Inc.
                         and the Investors named therein


                              Amen Properties, Inc.

                                  Risk Factors

         Investment in the Securities involves a significant degree of risk, including the possible loss of the entire investment. No guarantee or representation is or can be made as to Amen's performance. Amen encourages each Investor to seek advice from legal, accounting and financial professionals prior to acquiring the Securities. In considering investing in the Securities, Investors should carefully review and consider the terms of this Agreement, the SEC Filings and the other information provided by Amen, and the investment considerations and risks associated with this investment including, but not limited to, the following (references to "we," "our" or "us" refer to Amen and its Subsidiaries:

Cap on Exercise

         The exercise of the Warrants is subject to a limitation (and a prohibition with respect to Inside Investors) on the number of shares of Common Stock that can be issued without Stockholder Approval under the rules of the Nasdaq Stock Market. If such Stockholder Approval is not obtained, the total number of Warrant Shares that may be issued upon exercise of the Warrants will be limited to no more than five percent (5%) of the number of outstanding shares of Common Stock on the Closing Date (or in the case of the Inside Investors, no Warrant Shares can be issued). As a result, without Stockholder Approval the Investors will not be entitled to acquire all of the Warrant Shares, which will adversely effect the value of the Securities acquired by the Investors.

Lack of Operating History

         In recent years, Amen has substantially changed its business plan. As a result, Amen's operating history under its current business plan is limited. In addition, one of Amen's Subsidiaries is a recent start-up electricity retail business with approximately two years of operating history. Such limited operating history of Amen and its Subsidiaries may not provide sufficient information for Investors to base an evaluation of likely performance.

Risks Related to Projections and Estimates

         All statements other than statements of historical facts regarding the financial position, business strategy, plans and objectives of management for

                                                                 Schedule 4.3(b)


future operations of Amen and its Subsidiaries are projections and estimates based upon information available to Amen at the time such statements were made, whether in an SEC Filing or in other information provided to you. While we believe that such projections and estimates are based upon reasonable assumptions, there are significant risks and uncertainties that could significantly effect expected results. Important factors that could cause actual results to differ materially from those in the projections and estimates include, without limitation, the Risk Factors discussed herein, and many of those factors are beyond our control. All written and oral projections and estimates and "forward looking" statements attributable to Amen, whether contained in the SEC Filings or otherwise, are expressly qualified in their entirety by such factors. Investors should expect the assumptions and related projections and estimates to change as additional information becomes available. However, Amen does not intend to update or otherwise revise the projections and estimates provided to reflect events or circumstances after the date of such information or to reflect the occurrence of unanticipated events. A Investor should carefully review and consider the assumptions and estimates, and obtain the advice of legal and accounting experts and other professionals regarding these matters. Actual results may differ materially from any business descriptions and operating estimates contained in the information provided or available to a Investor.

Volatility Of Oil And Gas Prices

         Anticipated results from our oil and gas royalty investments, including the Acquisition Properties, are substantially dependent on prices of oil and gas. Prices for oil and gas are subject to large fluctuations in response to relative minor changes in the supply of, and demand for, oil and gas, market uncertainty and a variety of additional factors beyond our control. These factors include weather conditions, the economy, actions of the government regulation, political stability in the Middle East and elsewhere, the foreign supply of oil and gas, the price of foreign imports and the availability of alternate fuel sources. Any substantial extended decline in the price of oil and gas could have an adverse impact on our revenue generating capability.

Uncertainty Of Estimated Oil and Gas Reserves

         Estimates of economically recoverable oil and gas reserves are based upon a number of variable factors and assumptions, which are speculative and not under our control. Actual production and reserve data used to value future acquisitions will be estimates only and will be subject to uncertainties. Estimated quantities of oil and natural gas may differ considerably from amounts actually recovered and thus future cash flows could be impaired or accelerated beyond management's expectations.

Determination of Prices

         The purchase price for the Series D Preferred Stock and the exercise price for the Warrants was determined by Amen, based upon, among other things, the short-term capital needs of Amen related to the Acquisition and recent market prices for the Common Stock. However, such prices should not be considered as any indication of the future market price or value of the Common Stock or the other Securities.

                                                                 Schedule 4.3(b)


Dependence On Key Personnel

         Amen depends to a large extent on the services of its executive officers and the officers and managers of its Subsidiaries. Particularly, Amen's Subsidiaries, W Power and Light LP and Priority Power Management, Ltd. are both heavily dependent upon the knowledge and expertise of the respective president and senior managers. The loss of the services of any of those persons could have a material adverse effect on Amen and its Subsidiaries.

Competition

         Amen and its Subsidiaries encounter substantial competition in acquiring rental property and oil and gas royalties, leasing rental space, and securing trained personnel. Most competitors have substantially larger financial resources, staffs and facilities than Amen and its Subsidiaries, and Amen and its Subsidiaries may be at a significant disadvantage in many competitive situations. See also "Reliance Upon New Business - The Retail Electricity Market is Highly Competitive."

Adverse Market Conditions

         The economic performance and value of Amen's properties are subject to all of the risks associated with owning and operating real estate, including

               o    changes in the national, regional and local economic climate
               o    the attractiveness of our properties to tenants
               o    the ability of tenants to pay rent
               o    competition from other available properties
               o    changes in market rental rates
               o the need to periodically pay for costs to repair, renovate and re-let space
               o changes in operating costs, including costs for maintenance, insurance and real estate taxes
               o changes in laws and governmental regulations, including those governing usage, zoning, the environment and taxes

Failure By Tenants To Make Rental Payments

         The performance of Amen's real estate investments will depend on our ability to collect rent from tenants. At any time our tenants may experience a change in business conditions or a downturn in their business that may significantly weaken their financial condition. As a result, our tenants may delay a number of lease commencements, decline to extend or renew a number of leases upon expiration, fail to make rental payments when due under a number of leases, close a number of offices or declare bankruptcy. Any of these actions could result in the termination of the tenants' leases and the loss of rental income.

                                                                 Schedule 4.3(b)


Acquisitions Of Properties May Not Yield Expected Returns

         Newly acquired properties may fail to perform as expected. Management may underestimate the costs necessary to bring acquired properties up to standards established for their intended market position. In addition, we may not achieve expected cost savings and planned operating efficiencies. Acquired properties may not perform as well as we anticipate due to various factors, including changes in macro-economic conditions and the demand for office space or oil and gas royalties. As Amen grows, we have to invest further in overhead to assimilate and manage a portfolio of potentially unrelated properties.

         We may face significant competition for acquisitions of properties, which may increase the costs of acquisitions. We may compete for acquisitions of, and investments in, properties with an indeterminate number of investors, including investors with access to significant capital such as domestic and foreign corporations and financial institutions, publicly traded and privately held REITs, private institutional investment funds, investment banking firms, life insurance companies and pension funds. This competition may increase prices for the types of properties in which we invest. In addition, the cost and availability of capital necessary to increase our asset base and revenue generating capability is difficult to predict and in and of itself may be a barrier to pursuing future acquisitions.

Amen's Asset Investments Are Illiquid

         Real estate property investments and oil and gas royalties, such as the Acquisition Properties, generally cannot be disposed of quickly. Amen's recent start-up electricity retail business and newly acquired energy management subsidiary, Priority Power, are illiquid. Therefore, we may not be able to vary our mix of assets or achieve potentially required liquidity in response to economic or other conditions promptly or on favorable terms.

Some Potential Losses May Not Be Covered By Insurance

         Amen carries insurance on our properties that we consider appropriate and consistent with industry practices. Though we plan to assure to the best of our ability that policy specifications and insured limits of these policies are adequate and appropriate, there may be however, certain types of losses, including lease and other contract claims, acts of war, acts of terror and acts of God that generally may not be insured. Should an uninsured loss or a loss in excess of insured limits occur, we could lose all or a portion of the capital we have invested in a property, as well as the anticipated future revenue from the property. If that happened, we might nevertheless remain obligated for any mortgage debt or other financial obligations related to the property. Though we plan to maintain insurance policies with carriers with sufficient assets and capital to cover all insured perils, there may be however, failures or receiverships of carriers providing insurance to Amen. If this occurs, Amen could be essentially without coverage for perils and losses.

Ability To Service Long-Term Debt

         Certain of Amen's activities are subject to risks normally associated with debt financing. The timing and amount of cash flows could be insufficient to meet required payments of principal and interest. We may not be able to refinance acquired debt, which in virtually all cases requires substantial

                                                                 Schedule 4.3(b)


principal payments at maturity, and, even if we can, refinancing might not be available on favorable terms. If principal payments due at maturity cannot be refinanced, extended or paid with proceeds of other capital transactions, including new equity capital, cash flow may not be sufficient in all years to repay all maturing debt. Prevailing interest rates or other factors at the time of refinancing, including the possible reluctance of lenders to make commercial real estate loans, may result in higher interest rates and increased interest expenses.

Potential Environmental Liabilities

         Under various environmental laws, a current or previous owner or operator of real property may be liable for the costs of removal or remediation of hazardous or toxic substances, including asbestos-containing materials that are located on or under the property. Specific asbestos remediation has taken place in certain of our rental buildings. Environmental laws often impose liability whether the owner or operator knew of, or was responsible for, the presence of those substances. In connection with our ownership and operation of properties, we may be liable for these costs, which could be substantial. Also, our ability to arrange for financing secured by that real property might be adversely affected because of the presence of hazardous or toxic substances or the failure to properly remediate any contamination. In addition, we may be subject to claims by third parties based on damages and costs resulting from environmental contamination at or emanating from our properties.

Non-Compliance With The Americans With Disabilities Act ("ADA")

         Under the ADA, all public accommodations are required to meet certain federal requirements related to physical access and use by disabled persons. While we believe our properties comply in all material respects with these physical requirements or would be eligible for applicable exemptions from material requirements because of adaptive assistance provided, a determination that we are not in compliance with the ADA could result in the imposition of fines or an award of damages to private litigants. If we were required to make modifications to comply with the ADA, our ability to meet financial obligations could be adversely affected.

Potential Adverse Effects On Our Net Operating Loss ("NOL")

         There are significant limitations of utilization of the NOL under applicable tax law as it relates to a change in ownership among five-percent (5%) owners exceeding fifty percent (50%), and a business continuity test. If we are unable to meet these standards, utilization of the NOL could be limited or reduced to zero.

Availability of Capital Resources

         Currently, Amen's capital resources are expected to be limited to the borrowings under its credit facility with Western National Bank, the net proceeds from the loans pursuant to the Notes and the net income from operations of Amen and its Subsidiaries. In the event our current capital resources are insufficient to fund our operations and capital expenditures, Amen may be forced to seek other sources of financing, including without limitation, incurrence of debt and issuances of additional equity securities. There can be no assurance

                                                                 Schedule 4.3(b)


that such financing will be available on terms acceptable to Amen or on any terms. If additional financing is not available, it will have a material adverse effect on our operations.

Marketability of the Securities

         The Securities will not be readily marketable, have not been registered under applicable securities laws and we have no intention to so register those securities. Acquisition, ownership and transfer of the Securities will be restricted in order for Amen to maintain an exemption from registration under applicable state and federal securities laws. There is no public market for the Notes, the Series D Preferred, or the Warrants, and none is expected to develop. An investor must plan to retain the Notes, the Series D Preferred and the Warrants for an indefinite period of time.

         The Common Stock is traded on the Nasdaq Stock Market. However, the Warrant Shares have not been registered under applicable securities laws, and therefore will not be transferable when issued unless so registered or pursuant to an exemption from registration. Amen is not obligated to register any of the Securities. In addition, the market in the Common Stock is not actively traded, and the low volume of trading may have a significant effect on the trading price of the Common Stock unrelated to the performance of Amen. Due to the foregoing an investor may not be able to liquidate such shares when he desires to do so, and may be required to retain the investment for an indefinite period of time.

Reliance Upon New and Recently Acquired Businesses

         Amen's recently (2004) formed Subsidiary, W Power and Light, LP, operates in the electricity retail business and Amen's newly acquired Subsidiary, Priority Power Management, Ltd., operates in the electricity load aggregation, natural gas and electricity procurement, energy risk management and energy consulting markets. In addition to the general risks discussed above, these new businesses are subject to additional risks including those discussed below.

         The Retail Electricity Market Is Highly Competitive. The market for retail electricity customers is very competitive. In certain markets, our principal competitors include the local regulated electric utility or its non-regulated affiliate. In other markets, we face competition from independent electric providers, independent power producers and wholesale power providers. In most cases, our competitors have the advantage of long-standing relationships with customers, longer operating histories and/or larger and better capital resources. As a result, it may not be profitable for us to enter into some markets and our ability to increase market share may be hindered.

         In general, we compete on the basis of price, our commercial and marketing skills relative to other market participants, service and our financial position. Other factors affecting our competitive position include our ability to obtain electricity for resale and related transportation/transmission services. Since many of our energy customers, suppliers and transporters require financial guarantees and other assurances regarding contract performance, our access to letters of credit, surety bonds and other forms of credit support is another factor affecting our ability to compete in the market.

                                                                 Schedule 4.3(b)

         Our Business Is Subject to Market Risks. Unlike a traditional regulated electric utility, we are not guaranteed a rate of return on our capital investments. Our results of operations, financial condition and cash flows depend, in large part, upon prevailing market prices for wholesale and resale electricity in our markets and the impact of regulatory decisions on prices charged to our customers. Market prices may fluctuate substantially over relatively short periods of time, potentially adversely affecting our business. Changes in market prices for electricity may result from the following factors among others:

               o    weather conditions;
               o    seasonality;
               o    demand for energy commodities;
               o    general economic conditions;
               o    forced   or   unscheduled   interruptions   in   electricity
                    available;
               o disruption of electricity transmission or transportation, infrastructure or other constraints or inefficiencies;
               o    financial position of market participants;
               o    changes in market liquidity;
               o natural disasters, wars, embargoes, acts of terrorism and other catastrophic events; and
               o    governmental regulation and legislation.

         Dependence Upon Third Party Providers. Amen does not own any generating resources to supply electricity for our retail business in this market. As a result, we must purchase all of the generation capacity necessary to supply our retail energy business from third parties. In addition, we depend on power transmission and distribution facilities owned and operated by utilities and others to deliver energy products to our customers. If transmission or distribution is inadequate or disrupted, our ability to sell and deliver our products may be hindered. Any infrastructure failure that interrupts or impairs delivery of electricity could have an adverse effect on our business.

         We are dependent on the transmission and distribution utilities for reading our customers' energy meters. We also rely on the local transmission and distribution utility or, in some cases, the independent system operator, to provide us with our customers' information regarding energy usage; and we may be limited in our ability to confirm the accuracy of the information. If we receive incorrect or untimely information from the transmission and distribution utilities, we could have difficulty properly billing our customers and collecting amounts owed to us. Failure to receive correct and timely information could have an adverse effect on our business.

         Concentration of Credit Risk. Amen's revenues are derived principally from uncollateralized customer electricity billings and rents from tenants. The concentration of credit risk in a limited number of industries may affect its overall exposure to credit risk because customers and tenants may be similarly affected by changes in economic and other conditions.

         Regulation of Electricity Retail Business. Amen's electricity retail business operates in a regulatory environment that is undergoing significant changes as a result of varying restructuring initiatives at both the state and

                                                                 Schedule 4.3(b)


federal levels. We cannot predict the future direction of these initiatives or the ultimate effect that this changing regulatory environment will have on our business. Moreover, existing regulations may be revised or reinterpreted and new laws and regulations may be adopted or become applicable to our facilities or our commercial activities. Such future changes in laws and regulations may have an adverse effect on our business. Regulators, regional transmission organizations and independent system operators have imposed and may continue to impose price limitations, bidding rules and other mechanisms in an attempt to address price volatility and other issues in power markets. If the trend toward competitive restructuring of the power market is reversed, discontinued or delayed, our business growth prospects and financial results could be adversely affected.

         Reliance on ERCOT. ERCOT is responsible for handling scheduling and settlement for all electricity supply volumes in the ERCOT Region. ERCOT plays a vital role in the collection and dissemination of metering data from the transmission and distribution utilities to the retail electric providers. We and other retail electric providers schedule volumes based on forecasts, which are based, in part, on information supplied by ERCOT. To the extent that these amounts are not accurate or timely, we could have incorrectly estimated our scheduled volumes and supply costs.

         In the event of a default by a retail electric provider of its payment obligations to ERCOT, the portion of the obligation that is unrecoverable by ERCOT is assumed by the remaining market participants in proportion to each participant's load ratio share. We would pay a portion of the amount owed to ERCOT should such a default occur if ERCOT is not successful in recovering such amount. The default of a retail electric provider in its obligations to ERCOT could have an adverse effect on our business.

         Our Strategic Plans May Not Be Successful. Amen's retail energy business operates in the deregulated segments of the electric power industry. The successes of our long-term strategic plans are predicated upon the continuation of the trend toward greater competitive markets in this industry. If the trend towards competitive restructuring of the electric power industry is reversed, discontinued or delayed, our business could be adversely affected.

         Non-Performance By Counterparties. Our operations are exposed to the risk that counterparties who owe us money or commodities and services will not perform their obligations. When such parties fail to perform their obligations, we might be forced to replace the underlying commitment at then-current market prices. In this event, we could incur reduced operating results or losses.

         Energy Aggregation, Supply Procurement, and Consulting Services are Highly Competitive and Relationship Driven. There are many registered and non-registered electricity aggregators in Texas. Priority Power relies primarily on its relationships with various key decision makers within client organizations to assure contract renewals. If new decision makers with relationships  external to Priority  Power  become  responsible  for  consultant selection, Priority Power could lose significant amounts of business. Additionally, competitors with lower fees may lure away clients through lower fee structures, expanded service offerings, or superior supply management capabilities.

                                                                 Schedule 4.3(b)


         Concentration of Oil and Gas Customers. Priority Power has a significant concentration of customers within the oil and natural gas industry. If that industry experiences a significant reduction in the domestic price of energy, clients could choose not to renew aggregation and consulting services contracts in a cost-cutting effort.

         Contract and Transaction Execution Risk. Priority Power manages large volumes of energy on behalf of its clients. Through miscommunication, incorrect data, and human error, there can be hundreds of thousands of dollars of incremental energy expense incurred by clients. While contractual arrangements may limit the actual monetary liability of Priority Power for such events, the monetary damages can still be significant.

         Reduction of Retail Electric Providers. Priority Power depends largely on its ability to solicit and secure alternative pricing proposals from REPs on behalf of its clients. If REPs choose not to participate in price solicitation, or the number of REPs diminishes such that there are only a few well-known REPs in the market, clients may be less willing to outsource their energy procurement needs.

         Increased Retail Price Transparency. As the marketplace becomes more transparent to all end-use customers, there may be less interest from clients in paying aggregators, brokers, and supply management consultants to solicit pricing on their behalf.

THE FOREGOING SUMMARY OF CERTAIN CONSIDERATIONS AND RISKS DO NOT PURPORT TO BE A COMPLETE EXPLANATION OF THE RISKS RELATED TO AN INVESTMENT IN AMEN. PROSPECTIVE INVESTORS SHOULD READ THE ENTIRE NOTE AGREEMENT AND THE SEC FILINGS AND OTHER INFORMATION PROVIDED BY AMEN BEFORE DETERMINING TO INVEST IN AMEN.

                                                                     Exhibit "A"


                                   EXHIBIT "A"
                                   -----------
                                       to
                     Securities Purchase and Note Agreement
                          dated as of November 30, 2007
                                  by and among
                              Amen Properties, Inc.
                         and the Investors named therein

                      CERTIFICATE OF DESIGNATION OF SERIES
                   AND DETERMINATION OF RIGHTS AND PREFERENCES
                                       OF

                            SERIES D PREFERRED STOCK

                                       OF

                              AMEN PROPERTIES, INC.

         AMEN PROPERTIES, INC., a Delaware corporation (the "Company"), acting pursuant to Section 151 of the General Corporation Law of Delaware, does hereby submit the following Certificate of Designation of Series and Determination of Rights and Preferences of its Series D Preferred Stock (this "Certificate").

         FIRST:  The name of the Company is Amen Properties, Inc.

         SECOND: By unanimous consent of the Board of Directors (the "Board") of the Company dated as of November 30, 2007, the following resolutions were duly adopted:

         WHEREAS the Certificate of Incorporation of the Company (the "Certificate of Incorporation") authorizes 5,000,000 shares of preferred stock, par value $.001 per share ("Preferred Stock"), issuable from time to time in one or more series;

         WHEREAS, the Company has previously designated three series of Preferred Stock, the Series A Preferred Stock, par value $.001 per share (the "Series A Preferred"), the Series B Preferred Stock, par value $.001 per share (the "Series B Preferred") and the Series C Preferred Stock, par value $.001 per share (the "Series C Preferred");

         WHEREAS, all shares of Series A Preferred, Series B Preferred or Series C Preferred have been issued, converted, retired and cancelled and cannot be reissued;

         WHEREAS the Board of the Company is authorized, subject to limitations prescribed by law and by the provisions of paragraph four (4) of the Company's Certificate of Incorporation, to establish and fix the number of shares to be included in any series of Preferred Stock and the designation, rights, preferences, powers, restrictions and limitations of the shares of such series; and

                                                                     Exhibit "A"


         WHEREAS it is the desire of the Board to establish and fix the number of shares to be included in a new series of Preferred Stock and the designation, rights, preferences and limitations of the shares of such new series.

         NOW, THEREFORE, BE IT RESOLVED that pursuant to paragraph four of the Company's Certificate of Incorporation, there is hereby established a new series of Preferred Stock, and that the Board does hereby fix and determine the designation, rights, preferences, powers, restrictions and limitations set forth as follows:

SECTION 1.  DESIGNATION; RANK.

         This series of Preferred Stock shall be designated and known as the "Series D Preferred Stock." The number of shares constituting the Series D
Preferred Stock shall be 430,000 shares. The Series D Preferred Stock shall, with respect to rights upon liquidation, dissolution or winding up, whether voluntary or involuntary, rank prior to the common stock of the Company, par value $.01 per share (the "Common Stock").

SECTION 2.  DIVIDENDS.

         The holders of outstanding shares of Series D Preferred Stock shall be entitled to receive a dividend of 8.5% per annum payable at the end of each calendar quarter, at the election of the Board, out of funds legally available for such purpose, in preference and priority to any payment of any dividend on the Common Stock. Such dividends shall be payable only when, as and if declared by the Board, and such dividends shall accrue and be cumulative.

SECTION 3.  LIQUIDATION PREFERENCE.

         (a) Upon any liquidation, dissolution or winding up of the Company, whether voluntary or involuntary, but before any distribution or payment shall be made to the holders of any Common Stock, the holders of Series D Preferred Stock shall be entitled to be paid out of the remaining assets of the Company legally available for distribution with respect to each share of Series D Preferred Stock an amount equal to the sum of (i) $10.00 per share, as adjusted for any stock dividends, combinations or splits with respect to such shares (the "Original Series D Issue Price") plus (ii) any declared but unpaid dividends thereon (such sum, the "Series D Liquidation Value"). If upon any such liquidation, dissolution or winding up of the Company the remaining assets of the Company available for distribution to its stockholders shall be insufficient to pay the holders of shares of Series D Preferred Stock the full liquidation amount to which they are entitled under this Certificate, then the holders of shares of Series D Preferred Stock shall share ratably in any distribution of the remaining assets of the Company in proportion to the respective amounts which would otherwise be payable in respect of the shares of such Preferred Stock held by them upon such distribution if all amounts payable on or with respect to such shares were paid in full.

                                                                     Exhibit "A"


         (b) After payment in full of the liquidation amounts to which all outstanding shares of Series D Preferred Stock are entitled, then the remaining assets of the Company legally available for distribution, if any, shall be distributed to the holders of Common Stock.

         (c) The following events shall be considered a liquidation for purposes of Section 3(a) above unless the holders of at least a majority of the voting power of all then outstanding shares of Series D Preferred Stock, vote otherwise:

                  (i) any merger, consolidation or other business combination of the Company in which the stockholders of the Company immediately prior to such transaction will, immediately after such transaction (by virtue of securities issued in the transaction or otherwise), beneficially own (as determined pursuant to rule 13d-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act") capital stock representing less than fifty percent (50%) of the voting power of the surviving entity's voting stock immediately after such transaction; or

                  (ii) a sale of all or  substantially  all of the assets of the
         Company to any other entity, where the Company's stockholders immediately prior to such sale will, immediately after such sale (by virtue of securities issued as consideration for the Company's sale or otherwise), beneficially own (as determined pursuant to Rule 13d-3 under the Exchange Act) capital stock representing less than fifty percent (50%) of the voting power of the acquiring entity's voting stock.

         (d) In either of the events in Section 3(c) above, if the consideration received by the Company is other than cash, its value will be deemed its fair market value as determined in good faith by the Board. Any securities shall be valued as follows:

                  (i) Securities not subject to investment letter or other similar restrictions on free marketability covered by (ii) below:

                           (A) If traded on a securities exchange or through the
                  Nasdaq Stock Market, the value shall be deemed to be the average of the closing prices of the securities on such quotation system over the thirty (30) day period ending three
                  (3) days prior to the closing;

                           (B) If actively  traded  over-the-counter,  the value
                  shall be deemed to be the average of the closing bid or sale prices (whichever is applicable) over the thirty (30) day period ending three (3) days prior to the closing; and

                           (C) If there is no active  public  market,  the value
                  shall be the fair market value thereof, as mutually determined by the Board and the holders of at least a majority of the voting power of all then outstanding shares of Series D Preferred Stock.

                  (ii) The method of valuation of securities subject to investment letter or other restrictions on free marketability (other than restrictions arising solely by virtue of a stockholder's status as

                                                                     Exhibit "A"


         an affiliate or former affiliate) shall be to make an appropriate discount from the market value determined as above in (i) (A), (B) or
         (C) to reflect the approximate fair market value thereof, as mutually determined by the Board and the holders of at least a majority of the voting power of all then outstanding shares of Series D Preferred Stock.

SECTION 4.  VOTING RIGHTS.

         (a) Each holder of outstanding shares of Series D Preferred Stock shall be entitled to Vote, as a separate class of stock, only on the items specified in this Certificate or by applicable law as requiring the vote or approval of the holders of the Series D Preferred Stock, and shall not have the right to vote as to any other matters.

         (b) In addition to the other voting rights provided herein or by applicable law and for so long as any shares of Series D Preferred Stock are outstanding, the holders of the Series D Preferred Stock shall have the right, voting separately as a class, to nominate and elect two (2) directors to the Board in addition to the directors elected by the holders of the Common Stock; provided, that if, as a Determination Date (as defined below), the Series D Equity Percentage (as defined below) is less than ten percent (10%), then from such Determination Date until the next Determination Date the number of directors that the holders of the Series D Preferred Stock have the right to nominate and elect shall be one (1) instead of two (2) (the directors so nominated and elected by the holders of the Series D Preferred Stock are referred to herein as the "Series D Directors"). Each Series D Director will be elected at a time contemporaneous with the annual meeting of stockholders of the Company by the affirmative vote of the holders of at least a majority of the outstanding shares of Series D Preferred Stock, voting separately as a class, and shall hold office until the next annual meeting of stockholders of the Company or his successor is elected and qualified, or until his earlier death, removal or resignation. A Series D Director may only be removed by the affirmative vote of the holders of at least a majority of the outstanding shares of Series D Preferred Stock, voting separately as a class. The Company shall establish the number of directors of the Company at a number sufficient to include the Series D Directors elected pursuant to this Section 4(b). As used herein, (i) the term "Determination Date" means (A) initially, the Effective Date, as defined in the Purchase Agreement, and (B) subsequently, the date persons are nominated for the other director positions of the Company; (ii) the term "Purchase Agreement" means that certain Securities Purchase and Note Agreement dated as of November 30, 2007 between the Company and the investors named therein; and (iii) the term "Series D Equity Percentage" means the percentage determined by dividing 581,081 by the sum of 581,081 plus the number of shares of Common Stock outstanding on the applicable Determination Date, and multiplying the result by 100.

SECTION 5.  COVENANTS.

         In addition to any other rights provided by law, the Company shall not, without first obtaining the affirmative vote or written consent of the holders of at least fifty percent (50%) of the outstanding shares of the Series D Preferred Stock, (i) authorize or create (by reclassification or otherwise) any new class or series of shares of capital stock with rights senior or equal to the Series D Preferred Stock; (ii) amend or waive any provision of this

                                                                     Exhibit "A"


Company's Certificate of Incorporation or Bylaws in any manner that adversely affects the preferences, privileges or rights of the Series D Preferred Stock;
(iii) redeem or repurchase Common Stock or any other junior equity security, except for shares repurchased upon the termination of an employee, officer, director or consultant; or (iv) liquidate or wind up the Company. Each holder of Series D Preferred Stock shall be subject to and bound by the terms of the Purchase Agreement as if such holder were an Investor thereunder.

SECTION 6.  CONVERSION RIGHTS.

         The Series D Preferred Stock is not convertible.

SECTION 7.  REDEMPTION.

         (a) The Company at its option may redeem, out of its available cash or cash equivalents, any amount of the then outstanding Series D Preferred Stock at a price per share equal to the Original Series D Issue Price, plus any declared, but unpaid dividends thereon upon notice provided in accordance with Section 7(b). Shares subject to redemption pursuant to this Section shall be redeemed from each holder of Series D Preferred Stock on a pro rata basis.

         (b) At least thirty (30) days prior to the dates that the Company elects to redeem shares of the Series D Preferred Stock pursuant to Section 7(a) (each a "Redemption Date," together the "Redemption Dates"), the Company shall send a notice (the "Redemption Notice") to all holders of the outstanding Series D Preferred Stock of such redemption to be effected, specifying the number of shares to be redeemed from such holder, the Redemption Date, the price per share to be paid (the "Redemption Price") and the place at which payment may be obtained.

         (c) On or prior to the Redemption Date, the Company shall deposit the Redemption Price of all shares to be redeemed as of such date with a bank or trust company having aggregate capital and surplus in excess of $50,000,000, as a trust fund, with irrevocable instructions and authority to the bank or trust company to pay, upon receipt of notice from the Company that such holder has surrendered the Series D Preferred Stock share certificates in accordance with
Section 7(d), the Redemption Price of the shares to their respective holders. The balance of any funds deposited by the Company pursuant to this Section 7(c) remaining unclaimed at the expiration of one (1) year following such Redemption Date shall be returned to the Company promptly upon its written request.

         (d) On such  Redemption  Date,  each  holder  of  shares  of  Series  D
Preferred Stock to be redeemed shall surrender such holder's certificates representing such shares to the Company in the manner and at the place designated in the Redemption Notice, and thereupon the Redemption Price of such shares shall be payable to the order of the person whose name appears on such certificate or certificates as the owner thereof and each surrendered certificate shall be canceled. In the event less than all the shares represented by such certificates are redeemed, a new certificate shall be issued representing the unredeemed shares. From and after such Redemption Date, all rights of the holder of such redeemed shares as a holder of Series D Preferred

                                                                     Exhibit "A"


Stock (except the right to receive the Redemption Price without interest upon surrender of their certificates) shall cease and terminate with respect to such shares.

         IN WITNESS WHEREOF, the Company has caused this Certificate to be executed this ____ day of ________________, 2007.

                                          AMEN PROPERTIES, INC.


                                          By:
                                             -----------------------------------
                                                   Jon M. Morgan
                                                   Chief Executive Officer

                                                                     Exhibit "B"


                                   EXHIBIT "B"
                                   ----------
                                       to
                     Securities Purchase and Note Agreement
                          dated as of November 30, 2007
                                  by and among
                              Amen Properties, Inc.
                         and the Investors named therein

                           Form of Warrant Certificate

         THIS WARRANT AND ANY WARRANT SHARES ISSUED UPON EXERCISE OF THIS WARRANT ARE SUBJECT TO A SECURITIES PURCHASE AND NOTE AGREEMENT, DATED AS OF NOVEMBER 30, 2007, A COPY OF WHICH IS ON FILE AT THE PRINCIPAL OFFICE OF THE COMPANY AND WILL BE FURNISHED TO THE HOLDER ON REQUEST TO THE SECRETARY OF THE COMPANY. SUCH SECURITIES PURCHASE AND NOTE AGREEMENT PROVIDES, AMONG OTHER THINGS, FOR CERTAIN RESTRICTIONS ON DISPOSITION OF THE SECURITIES EVIDENCED BY THIS CERTIFICATE.

         THIS WARRANT, THE PURCHASE RIGHTS EVIDENCED BY THIS WARRANT AND ANY WARRANT SHARES WHICH MAY BE ISSUED UPON EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED PURSUANT TO THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAW, AND THIS WARRANT, SUCH PURCHASE RIGHTS AND WARRANT SHARES MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF UNLESS THE SAME ARE REGISTERED AND QUALIFIED IN ACCORDANCE WITH THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS, OR IN THE OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY SUCH REGISTRATION AND QUALIFICATION ARE NOT REQUIRED.

No. ___                                                      Warrant to Purchase

                                                  _______ shares of Common Stock

Dated:                     , 2007
         ------------------
                                                          (subject to adjustment
                                                            as described herein)

                               WARRANT CERTIFICATE

                   Representing Common Stock Purchase Warrant

                              AMEN PROPERTIES, INC.
                              ---------------------

Purchase Price of Common Stock:     $6.02 per share (subject to adjustment)


         THIS WARRANT CERTIFICATE (this "Warrant") CERTIFIES that, for value received, __________________________________, his registered assigns or the

                                                                     Exhibit "B"


Holder (as defined below) hereof, is entitled, at any time prior to the close of business on the Expiration Date defined below, to purchase the number of shares stated above (subject to adjustment as herein provided) of Common Stock of Amen Properties, Inc., a Delaware corporation (the "Company"), at the purchase price per share stated above (subject to adjustment as herein provided) (the "Purchase Price") upon surrender of this Warrant at the Principal Office of the Company and payment of such Purchase Price in cash or by bank cashier's or certified check.

         This Warrant is one of the Warrants originally issued by the Company, initially covering an aggregate of 450,000 shares of Common Stock, pursuant to a Securities Purchase and Note Agreement dated as of November 30, 2007 between the Company and the Investors named on the signature pages thereto (the "Agreement").

         Section 1. Definitions. The following terms have the meanings set forth below. Additional terms are defined elsewhere herein.

         "Common Stock" means the Common Stock, par value $.01 per share, of the Company.

         "Exercise Date" with respect to any Warrant means each date on which Warrant Shares are to be issued upon exercise of such Warrant.

         "Expiration Date" means June 30, 2008.

         "Holder" means the registered holder or holders of this Warrant and any related Warrant Shares.

         "Holders" means the registered holders of all Warrants.

         "Investors" means all of the initial Holders of the Warrants who acquired the Warrants from the Company.

         "Principal Office" means the principal office of the Company which, on the date hereof, is located at 303 West Wall, Suite 2300, Midland Texas 79701. The Company shall notify each Holder of any change in its principal office.

         "Purchase Price" has the meaning assigned to that term in the introductory paragraph hereof.

         "Securities Act" means the Securities Act of 1933, as amended.

         "Warrants" means the Company's Common Stock Purchase Warrants and any Warrant Certificates representing such Common Stock Purchase Warrants (including the Warrant represented by this Warrant Certificate) issued pursuant to the Agreement, each identical as to the terms and conditions of this Warrant Certificate except as to the number of shares of Common Stock for which they may be exercised, evidencing, in the aggregate, the right to purchase initially 450,000 shares of Common Stock, all Warrants issued in exchange, transfer or replacement thereof.

                                                                     Exhibit "B"


         "Warrant Shares" means the shares of Common Stock purchased or purchasable by the Holder upon the exercise of this Warrant pursuant to Section 2 hereof, and, where the context so requires, the shares of Common Stock issuable upon exercise of any other Warrant by the Holder thereof.

         Any capitalized term not otherwise defined herein shall have the meaning specified in the Agreement.

         Section 2.  Exercise.
                     --------

                  A. General. Subject to the limitation set forth in Section 2E and any other limitation set forth herein or in the Agreement or imposed by applicable law, each Holder shall be entitled to exercise any Warrant held by it, in whole or in part, at any time or from time to time commencing on the date of issuance of the Warrant until 5:00 p.m., Midland, Texas time, on the Expiration Date.

                  B. Manner of Exercise. In order to exercise any Warrant in whole or in part, the Holder shall complete one of the subscription forms attached hereto, deliver the Warrant to the Company at its Principal Office and make payment of the Purchase Price pursuant to one of the payment options provided in this Section 2.B. Payment of the Purchase Price shall be made at the option of the Holder by one or more of the following methods: (1) by delivery to the Company of cash, a certified check or a bank cashier's check in an amount equal to the then aggregate Purchase Price, (2) by instructing the Company to withhold a number of Warrant Shares then issuable upon exercise of the particular Warrant with an aggregate Fair Market Value (as defined below) equal to such Purchase Price, or (3) by surrendering to the Company shares of Common Stock previously acquired by the Holder with an aggregate Fair Market Value equal to such Purchase Price, or any combination of the foregoing. Upon receipt thereof by the Company, the Holder shall immediately be deemed to be a holder of record of the shares of Common Stock specified in said subscription form, and the Company shall, as promptly as practicable, and in any event within ten (10) business days thereafter, execute and deliver or cause to be delivered to the Holder a certificate or certificates representing the aggregate number of shares of Common Stock specified in said subscription form. Each stock certificate so delivered shall be registered in the name of such Holder or such other name as shall be designated by such Holder, subject to compliance with federal and state securities laws and Section 4 hereof. If the Warrant shall have been exercised only in part, the Company shall, at the time of delivery of said stock certificate or certificates, deliver to the Holder a Warrant in the form of this Warrant representing the right to purchase the remaining number of shares purchasable thereunder. The Company shall pay all expenses, taxes and other charges payable in connection with the preparation, execution and delivery of stock certificates pursuant to this Section 2, except that, in case such stock certificates shall be registered in a name or names other than the name of the Holder, funds sufficient to pay all stock transfer taxes which shall be payable upon the execution and delivery of such stock certificate or certificates shall be paid by the Holder to the Company at the time of delivering the Warrant to the Company. As used herein "Fair Market Value" on any day shall mean (i) the average of the daily closing sale prices of the Common Stock during the twenty
(20) trading days immediately preceding the day as of which "Fair Market Value" is being determined, on the principal securities exchange on which the Common

                                                                     Exhibit "B"


Stock is then listed, or if there shall have been no sales of the Common Stock on such exchange on such day, the mean of the closing bid and asked prices on such exchange at the end of such day, or (ii) if the Common Stock is not so listed, the average of the high and low bid and prices on such day in a domestic over-the-counter market, or (iii) any time the Common Stock is not listed on any domestic exchange or quoted in a domestic over-the-counter market, the "Fair Market Value" shall be determined by the Board of Directors of the Company.

                  C. Transfer Restriction Legend. Each Warrant shall bear the legends set forth on the face of this Warrant. Each certificate for Warrant Shares issued upon exercise or conversion of this Warrant, unless at the time of exercise or conversion such Warrant Shares are registered under the Securities Act, shall bear the legends described in Section 5.8 of the Agreement.

                  D. Character of Warrant Shares. All shares of Common Stock issuable upon the exercise of the Warrants shall be duly authorized, validly issued, fully paid and nonassessable.

                  E. Limitation on Exercise. Notwithstanding anything stated herein to the contrary, unless and until the issuance and sale of the Warrants and the Warrant Shares are approved or ratified by the stockholders of the Company in accordance with the rules of the Nasdaq Stock Market (the "Stockholder Approval"), the Warrants cannot be exercised for a total number of shares of Common Stock equal to or greater than five percent (5%) of the number of shares of Common Stock outstanding immediately prior to the issuance of the Warrants (the "Common Stock Cap"), and any Warrants held by a Holder that is an Inside Investor (as defined in the Agreement) cannot be exercised for any shares of Common Stock. The exercise of this Warrant and the other Warrants is expressly limited by and subject to this Section 2E for all purposes unless and until the Stockholder Approval is obtained. In the event the Common Stock Cap is less than the number of shares of Common Stock into which the outstanding Warrants are exercisable, the exercise right of the Warrants shall be reduced pro rata among the outstanding Warrants. In no event shall the total number of shares of Common Stock into which the Warrants are exercisable exceed the Common Stock Cap prior to the Stockholder Approval. Upon Stockholder Approval, the Common Stock Cap and other limitations set forth in this Section 2E shall terminate and this Warrant shall be exercisable in accordance with the terms hereof excluding this Section 2E.

         Section 3.  Ownership and Exchange of the Warrants.
                     --------------------------------------

                  A. Registered Holder. The Company may deem and treat the person in whose name each Warrant is registered as the Holder and owner thereof (notwithstanding any notations of ownership or writing thereon made by anyone other than the Company) for all purposes and shall not be affected by any notice to the contrary, until presentation of such Warrant for exchange or transfer as provided in this Section 3.

                  B. Exchange and Replacement. Any Warrant is exchangeable upon the surrender thereof by the Holder to the Company at its Principal Office for a new Warrant or Warrants of like tenor and date representing in the aggregate the

                                                                     Exhibit "B"


right to purchase the number of shares purchasable thereunder, each new Warrant to represent the right to purchase such number of shares as shall be designated by the Holder at the time of surrender. Subject to compliance with Section 4, each Warrant and all rights thereunder are transferable in whole or in part upon the books of the Company by the Holder thereof in person or by duly authorized attorney, and a new Warrant shall be made and delivered by the Company, of the same class, tenor and date as the Warrant but registered in the name of the transferee, upon surrender of the Warrant, duly endorsed, at the Principal Office of the Company. The Company will issue replacement Warrant certificates upon the loss, theft, destruction or mutilation thereof. Warrants shall be promptly canceled by the Company upon the surrender thereof in connection with any exchange, transfer or replacement. The Company shall pay all expenses, taxes (other than stock transfer taxes) and other charges payable in connection with the preparation, execution and delivery of Warrants pursuant to this Section 3.

         Section 4. Transfer of Warrants or Warrant Shares. This Warrant and the related Warrant Shares shall not be transferable except in accordance with the terms and conditions specified in the Agreement and in accordance with applicable law.

         Section 5. Adjustment Provisions. The aggregate number of shares of Common Stock issuable upon exercise of the Warrants, and the Purchase Price per share, shall be subject to adjustment in the events and to the extent set forth in Exhibit I.

         Section 6. Notices. Any notice or other document required or permitted to be given or delivered to Holders shall be delivered at, or sent by certified or registered mail to each Holder at, the address set forth for such Holder on the signature page hereof or to such other address as shall have been furnished to the Company in writing by such Holder. Any notice or other document required or permitted to be given or delivered to the Company shall be sent by certified or registered mail to the Company, at its Principal Office, attention:
President, or other such address as shall have been furnished to the Holders by the Company.

         Section 7. No Rights as Stockholder; Limitation of Liability. This Warrant shall not entitle any Holder thereof to any of the rights of a stockholder of the Company. No provision hereof, in the absence of affirmative action by the Holder to purchase shares of Common Stock, and no enumeration herein of the rights or privileges of the Holder of a Warrant, shall give rise to any liability of such Holder for the Purchase Price or as a stockholder of the Company, whether such liability is asserted by the Company or by creditors of the Company.

         Section 8. Miscellaneous. This Warrant shall be governed by, and construed and enforced in accordance with, the laws of the State of Delaware. This Warrant and any provision hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party (or any predecessor in interest thereof) against which enforcement of the same is sought. The headings in this Warrant are for purposes of reference only and shall not affect the meaning or construction of any of the provisions hereof.

                                                                     Exhibit "B"


         WITNESS the due execution of this Warrant by a duly authorized officer of the Company.

                                AMEN PROPERTIES, INC.,
                                a Delaware corporation

                                By:
                                   ---------------------------------------------
                                         Jon M. Morgan, Chief Executive Officer

ATTEST:


--------------------------------------------
Secretary

ACCEPTED this ____ day of _________, 200__:


--------------------------------------------
[Holder]
[Holder's address]

                                                                     Exhibit "B"


                             FULL SUBSCRIPTION FORM
                             ----------------------

                  ____ To Be Executed by the Registered Holder

                  if He Desires to Exercise the Warrant in Full

         The undersigned hereby exercises the right to purchase the __________ shares of Common Stock covered by the attached Warrant at the date of this subscription and herewith makes payment of the sum of $____________ representing the Purchase Price of $______________ per share in effect at this date. Certificates for such shares shall be issued in the name of and delivered to the undersigned, unless otherwise specified in written instructions signed by the undersigned and accompanying this subscription.

Dated: _________, ____                               [                ]


                                            Signature
                                                      -----------------------
                                            Address:
                                                      -----------------------

                                                      -----------------------

                                                                     Exhibit "B"


                            PARTIAL SUBSCRIPTION FORM
                            -------------------------

                   ___ To Be Executed by the Registered Holder

                  if He Desires to Exercise the Warrant in Part

         The undersigned hereby exercises the right to purchase __________ shares of the total number of shares of Common Stock covered by the attached Warrant at the date of this subscription and herewith makes payment of the sum of $__________ representing the Purchase Price of __________ per share in effect at this date. Certificates for such shares and a new Warrant of like tenor and date for the balance of the shares not subscribed for shall be issued in the name of and delivered to the undersigned, unless otherwise specified in written instructions signed by the undersigned and accompanying this subscription.

         (The following paragraph need be completed only if the Purchase Price and number of shares of Common Stock specified in the attached Warrant have been adjusted pursuant to Exhibit I thereof.)

         The shares hereby subscribed for constitute __________ shares of Common Stock (rounded to the nearest whole share) resulting from adjustment of ______________ shares of the total of _______________ shares of Common Stock covered by the attached Warrant, as said shares were constituted at the date of the Warrant, leaving a balance of ________ shares of Common Stock, as constituted at the date of the Warrant, to be covered by the new Warrant.

Dated:  _________,____                               [                       ]

                                            Signature
                                                      -----------------------
                                            Address:
                                                      -----------------------

                                                      -----------------------

                                                                     Exhibit "B"


                                    EXHIBIT I

                            ANTI-DILUTION PROVISIONS

         The number of Warrant Shares purchasable upon the exercise of this Warrant and the Purchase Price shall be subject to adjustment from time to time upon the happening of certain events as hereinafter described. Capitalized terms used but not defined herein shall have the meanings assigned thereto in the Warrant.

         1. Special Definitions. For purposes of this Exhibit I, the following definitions shall apply:

                  (A) "Option" shall mean rights, options or warrants to subscribe for, purchase or otherwise acquire Common Stock or Convertible Securities, excluding rights, options or shares granted or issued to employees, vendors, officers, directors and executives of, and consultants or shareholders to, the Company in an amount not exceeding the number of Reserved Employee Shares.

                  (B) "Original Issue Date" shall mean the date of this Warrant.

                  (C)  "Convertible  Securities"  shall  mean any  evidences  of
         indebtedness,   shares  or  other  securities  directly  or  indirectly
         convertible into or exchangeable for Common Stock.

                  (D) "Additional Shares of Common Stock" shall mean all shares of Common Stock issued (or, pursuant to Section 3 below, deemed to be issued) by the Company after the Original Issue Date, other than Reserved Employee Shares and other than shares of Common Stock issued or issuable:

                           (1) by  reason  of a  stock  dividend,  stock  split,
                  split-up or other distribution on shares of Common Stock; or

                           (2) upon the exercise of Options;

                  (E) "Reserved Employee Shares" shall mean shares of Common Stock issued to employees, officers, directors, shareholders and executives of, and consultants or vendors to, the Company either directly as compensation or upon the exercise of options granted by the Company.

                  (F) "Rights to Acquire Common Stock" (or "Rights") shall mean all rights issued by the Company to acquire Common Stock whether by exercise of a warrant, option or similar call, or conversion of any existing instruments, in either case for consideration fixed, in amount or by formula, as of the date of issuance.

                                                                     Exhibit "B"


         2. No Adjustment of Conversion Prices. No adjustment in the number of Warrant Shares shall be made (i) unless the consideration per share (determined pursuant to Section 5 below) for an Additional Share of Common Stock issued or deemed to be issued by the Company is less than the Purchase Price in effect on the date of, and immediately prior to, the issue of such Additional Shares of Common Stock, or (ii) if prior to such issuance, the Company receives written consent from the holders of at least a majority of the voting power of all then outstanding Warrants agreeing that no such adjustment shall be made as the result of the issuance of Additional Shares of Common Stock.

         3. Issue of Securities Deemed Issue of Additional Shares of Common Stock. If the Company at any time or from time to time after the Original Issue Date shall issue any Options or Convertible Securities or Rights to Acquire Common Stock, then the maximum number of shares of Common Stock (as set forth in the instrument relating thereto without regard to any provision contained therein for a subsequent adjustment of such number) issuable upon the exercise of such Options, Rights or, in the case of Convertible Securities, the conversion or exchange of such Convertible Securities, shall be deemed to be Additional Shares of Common Stock issued as of the time of such issue; provided, however, that Additional Shares of Common Stock shall not be deemed to have been issued unless the consideration per share (determined pursuant to Section 5 hereof) of such Additional Shares of Common Stock would be less than the Purchase Price in effect on the date of and immediately prior to such issue, or such record date, as the case may be, and provided, further, that in any such case:

                  (A) No further adjustment in the Purchase Price shall be made upon the subsequent issue of shares of Common Stock upon the exercise of such Options, Rights or conversion or exchange of such Convertible Securities;

                  (B) Upon the expiration or termination of any unexercised Option, Right or Convertible Security, the Purchase Price shall be adjusted immediately to reflect the Purchase Price which would have been in effect had such Option, Right or Convertible Security (to the extent outstanding immediately prior to such expiration or termination) never been issued; and

                  (C) In the event of any change in the number of shares of Common Stock issuable upon the exercise, conversion or exchange of any Option, Right or Convertible Security, including, but not limited to, a change resulting from the anti-dilution provisions thereof, the Purchase Price then in effect shall forthwith be readjusted to such Purchase Price as would have been obtained had the Purchase Price adjustment that was originally made upon the issuance of such Option, Right or Convertible Security which were not exercised or converted prior to such change been made upon the basis of such change, but no further adjustment shall be made for the actual issuance of Common Stock upon the exercise or conversion of any such Option, Right or Convertible Security.

         4. Adjustment of Conversion Prices upon Issuance of Additional Shares of Common Stock. If the Company shall at any time after the Original Issue Date issue Additional Shares of Common Stock (including Additional Shares of Common Stock deemed to be issued pursuant to Section 3, but excluding shares issued as

                                                                     Exhibit "B"


a dividend or distribution as provided in Section 7 or upon a stock split or combination as provided in Section 6), without consideration, or for a consideration per share less than the Purchase Price in effect on the date of and immediately prior to such issue, or without the requisite consent contemplated by Section 2 hereof, then and in such event, the Purchase Price shall be reduced by a full ratchet anti-dilution adjustment to such lesser price (calculated to the nearest cent), but in no case will the Purchase Price be reduced below $2.80 per share, concurrently with such issuance at a price less than the original Purchase Price. Notwithstanding the foregoing, the applicable Purchase Price shall not be reduced if the amount of such reduction would be an amount less than $.20, but any such amount shall be carried forward and reduction with respect thereto made at the time of and together with any subsequent reduction which, together with such amount and any other amount or amounts so carried forward, shall aggregate $.20 or more.

         5. Determination of Consideration. For purposes of this Exhibit I, the consideration received by the Company for the issue of any Additional Shares of Common Stock shall be computed as follows:

                  (A) Cash and Property. Such consideration shall:

                           (1) insofar as it  consists  of cash,  be computed at
                  the aggregate of cash received by the Company, excluding amounts paid or payable for accrued interest or accrued dividends;

                  (2) insofar as it consists of property other than cash, be computed at the fair market value thereof at the time of such issue, as determined in good faith by the Board; and

                  (3) in the event Additional Shares of Common Stock are issued together with other shares or securities or other assets of the Company for consideration which covers both, be the proportion of such consideration so received, computed as provided in clauses (1) and (2) above, as determined in good faith by the Board.

                  (B) Options, Rights and Convertible Securities. The consideration per share received by the Company for Additional Shares of Common Stock deemed to have been issued pursuant to Section 3, relating to Options, Rights and Convertible Securities, shall be determined by dividing

                           (1) the total amount,  if any, received or receivable
                  by the Company as consideration for the issue of such Options, Rights or Convertible Securities, plus the minimum aggregate amount of additional consideration (as set forth in the instruments relating thereto, without regard to any provision contained therein for a subsequent adjustment of such consideration) payable to the Company upon the exercise of such Options, Rights or the conversion or exchange of such Convertible Securities, by

                           (2) the maximum  number of shares of Common Stock (as
                  set forth in the instruments relating thereto, without regard to any provision contained therein for a subsequent adjustment

                                                                     Exhibit "B"


                  of such number) issuable upon the exercise of such Options, Rights or the conversion or exchange of such Convertible Securities.

         6. Adjustment for Stock Splits and Combinations. If the Company shall at any time or from time to time after the Original Issue Date effect a subdivision of the outstanding Common Stock, the Purchase Price then in effect immediately before that subdivision shall be proportionately decreased. If the Company shall at any time or from time to time after the Original Issue Date combine the outstanding shares of Common Stock, the Purchase Price then in effect immediately before the combination shall be proportionately increased. Any adjustment under this paragraph shall become effective at the close of business on the date the subdivision or combination becomes effective.

         7. Adjustment for Certain Dividends and Distributions. In the event the Company at any time or from time to time after the Original Issue Date shall make or issue a dividend or other distribution payable in shares of Common Stock, then and in each such event the Purchase Price shall be decreased as of the time of such issuance, by multiplying the Purchase Price by a fraction, the numerator of which shall be the total number of shares of Common Stock issued and outstanding immediately prior to the time of such issuance, and the denominator of which shall be the total number of shares of Common Stock issued and outstanding immediately prior to the time of such issuance plus the number of shares of Common Stock issuable in payment of such dividend or distribution.

         8. Adjustments for Other Dividends and Distributions. In the event the Company at any time, or from time to time after the Original Issue Date shall make or issue, a dividend or other distribution payable in securities of the Company other than shares of Common Stock, then and in each such event provision shall be made so that the Holders shall receive upon exercise of the Warrant in addition to the number of shares of Common Stock receivable thereupon, the amount of securities of the Company that they would have received had the Warrants been exercised into Warrant Shares on the date of such event and had thereafter retained such securities receivable by them as aforesaid during such period given application to all adjustments called for during such period, under this paragraph with respect to the rights of the Holders.

         9. Adjustment for Reclassification, Exchange, or Substitution. If the Warrant Shares shall be changed into the same or a different number of shares of any class or classes of stock, whether by capital reorganization, reclassification, or otherwise (other than a subdivision or combination of shares or stock dividend provided for above), then and in each such event the Holder shall have the right thereafter to convert such share into the kind and amount of shares of stock and other securities and property receivable upon such reorganization, reclassification, or other change, by holders of the number of shares of Common Stock into which the Warrant might have been exercised immediately prior to such reorganization, reclassification, or change, all subject to further adjustment as provided herein.

         10. No Impairment. The Company will not, by amendment of its Certificate of Incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company, but will at all

                                                                     Exhibit "B"


times in good faith  assist in the carrying  out of all the  provisions  of this
Exhibit I and in the taking of all such action as may be necessary or appropriate in order to protect the exercise rights of the Holders against impairment to the extent required hereunder.

         11. Certificate as to Adjustments. Upon the occurrence of each adjustment or readjustment of the Purchase Price pursuant to this Exhibit I, the Company at its expense shall promptly compute such adjustment or readjustment in accordance with the terms hereof and shall file a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based with its corporate records. The Company shall, upon the reasonable written request of any Holder furnish or cause to be furnished to such Holder a similar certificate setting forth (i) such adjustments and readjustments, (ii) the Purchase Price then in effect, and (iii) the number of shares of Common Stock and the amount, if any, of other property which then would be received upon the exercise of this Warrant. Despite such adjustment or readjustment, the form of each or all Warrants, if the same shall reflect the initial or any subsequent Purchase Price, need not be changed in order for the adjustments or readjustments to be valid in accordance with the provisions of this Warrant, which shall control.

                                                                     EXHIBIT "C"


                                   EXHIBIT "C"
                                   -----------
                                       to
                     Securities Purchase and Note Agreement
                          dated as of November 30, 2007
                                 by and among
                              Amen Properties, Inc.
                         and the Investors named therein

                             Form of Promissory Note

$__________                      PROMISSORY NOTE              ____________, 2007

         FOR VALUE RECEIVED, the undersigned, Amen Properties, Inc. (hereinafter called "Maker"), promises to pay to the order of ___________ ("Payee"), the principal sum of ______________________________ and __/100 Dollars
($___________) in coin or currency of the United States of America, together with interest thereon from and after the date hereof until paid in full at a rate per annum equal to the prime rate specified in The Wall Street Journal from time to time plus one percent per annum (1.0%); provided, that the interest rate shall in no event be greater than the maximum amount of nonusurious interest allowed from time to time by applicable law (the "Highest Lawful Rate"). If the aforementioned prime rate changes from time to time after the date of this Promissory Note (this "Note"), the interest rate under this Note shall be automatically increased or decreased, as the case may be, without any action by or notice to any party, effective as of the end of each calendar quarter during the term of this Note beginning on March 31, 2008, and thereafter on the last day of each calendar quarter during the term of this Note. The date of each quarterly adjustment to the interest rate is referred to herein as a "Rate Change Date".

         This Note shall be due and payable in a single payment of the full amount of the unpaid principal and accrued and unpaid interest on June 30, 2008, the maturity date of this Note. No payment shall be past due and no default will occur hereunder if such payment is made within ten (10) days of the due date.

         This Note is given pursuant and subject to that certain Securities Purchase and Note Agreement among Maker, Payee and other Investors dated as of November 30, 2007 (the "Note Agreement"). This Note is one of a number of promissory notes given under the Note Agreement (the "Related Notes"), and the amount of any payment made on this Note will be in proportion to the face amount of this Note compared to the aggregate face amount of this Note and all the Related Notes. No payment will be made on this Note unless contemporaneous payments are made on all of the Related Notes, and no payments will be made on the Related Notes unless a contemporaneous payment is made on this Note. Payments on this Note shall be made to Payee at Payee's address set forth on Payee's signature page to the Note Agreement.

         Maker may prepay all or any portion of the remaining principal balance or accrued interest at any time, and from time to time, without penalty or fee. Any prepayment hereunder shall be applied first to accrued and unpaid interest, if any, owing on this Note and the balance to principal.

         All agreements between the Maker and Payee, whether now existing or hereafter arising and whether written or oral, are hereby limited so that in no contingency shall the interest paid or agreed to be paid to Payee exceed the maximum amount permitted under applicable law. If, under any circumstance whatsoever, interest would otherwise be payable to Payee at a rate in excess of the Highest Lawful Rate, then the interest payable to Payee shall be reduced to the maximum amount permitted under applicable law, and if under any circumstance whatsoever Payee shall ever receive anything of value deemed interest by

                                                                     EXHIBIT "C"


applicable law which would exceed interest at the Highest Lawful Rate, then any excessive interest paid shall be applied to the reduction of the principal amount hereunder and not to the payment of interest or if such excess interest exceeds the unpaid principal balance hereof, such excess shall be refunded to Maker. All interest paid or agreed to be paid to Payee shall, to the extent permitted by applicable law, be amortized, prorated, allocated and spread throughout the full period until payment in full of the principal of this Note so that the rate of interest hereon is uniform throughout the term hereof. This paragraph shall control all agreements between the undersigned and the Payee.

         THIS NOTE SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS EXCEPT FOR CONFLICTS OF LAWS PRINCIPALS WHICH WOULD RESULT IN THE LAWS OF ANOTHER JURISDICTION TO APPLY.

         THIS NOTE AND THE NOTE AGREEMENT REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

         IN WITNESS WHEREOF, Maker has executed this Note as of the ____ day of _____________, 2007.

                                        AMEN PROPERTIES, INC.


                                        By:
                                           -------------------------------------
                                        Name:
                                             -----------------------------------
                                        Title:
                                              ----------------------------------

                                        Address:

                                        303 W. Wall St., Suite 2300
                                        Midland, Texas 79701




                                      C-2